UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 14a-12

HEARTSCIENCES INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT

550 Reserve Street, Suite 360
Southlake, TX 76092

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026

To the Shareholders of HeartSciences Inc.:

We are pleased to invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of HeartSciences Inc., a Texas corporation (the “Company”), which will be held virtually via a live audio webcast at https://meetings.lumiconnect.com/200-700-572-593 on Thursday, April 30, 2026, at 10:00 a.m. Eastern Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1.	to elect one member of the Company’s Class III Board of Directors identified in the accompanying proxy statement to hold office until the next applicable annual meeting of the Company’s shareholders;

2.	to approve an increase of the number of shares of the Company’s common stock reserved for issuance under the Company’s 2023 Equity Incentive Plan to 1,250,000 shares plus the Evergreen Shares;

3.	to approve a proposed amendment of the Company’s Amended and Restated Certificate of Formation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Texas law;

4.	to ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2026;

5.	to approve an adjournment of the Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting; and

6.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Pursuant to the Company’s Third Amended and Restated Bylaws, the Company’s Board of Directors has fixed the close of business on March 6, 2026 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof. Holders of the Company’s common stock and holders of shares of the Company’s Series C Convertible Preferred Stock are entitled to vote at the Annual Meeting.

Thank you for your ongoing support and continued interest in the Company.

By Order of the Board of Directors,

/s/ Andrew Simpson
Andrew Simpson
Chairman and Chief Executive Officer
Southlake, Texas
March [●], 2026

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF
COMMON STOCK AND/OR SERIES C PREFERRED STOCK YOU OWN!

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 30, 2026:

You are cordially invited to attend the Annual Meeting, which will be held virtually via a live audio webcast at https://meetings.lumiconnect.com/200-700-572-593. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET, (2) BY PHONE OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

If you are a shareholder of record, please vote by the internet or by telephone, or, if you elect to receive a paper proxy card by mail, by completing, dating, signing and returning the proxy mailed to you. Submitting your vote via the internet or by telephone or proxy card will not affect your right to vote in person online if you decide to attend the Annual Meeting. If your shares are held in street name (held for your account by a broker, bank, or other nominee), you will receive instructions from your nominee explaining how to vote your shares, and you will have the option to cast your vote by telephone or over the internet if your voting instructions from your nominee include instructions for doing so. Even if you have voted by proxy, you may still vote online at the virtual meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

Our Proxy Statement is attached. The Proxy Statement, Proxy Card and the Annual Report on Form 10-K for our fiscal year ended April 30, 2025 (the “2025 Annual Report”) may be accessed over the internet free of charge at https://www.astproxyportal.com/ast/27913/ and following the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

We are using U.S. Securities and Exchange Commission rules that allow us to make our Proxy Statement and related materials available on the internet. Accordingly, we are sending a “Notice of Internet Availability of Proxy Materials,” or Notice of Availability, to our shareholders of record instead of a paper Proxy Statement and annual report containing financial statements, unless paper copies have previously been requested. The rules provide us the opportunity to save money on the printing and mailing of our proxy materials and to reduce the impact of our Annual Meeting on the environment. We hope that you will view our Annual Meeting materials over the internet if possible and convenient for you. Instructions on how to access the proxy materials over the internet or to request a paper or email copy of our proxy materials can also be found in the notice you received.

Whether or not you expect to attend the Annual Meeting, please make sure you vote so that your shares will be represented at the Annual Meeting. Our shareholders can vote over the internet or by telephone as specified in the accompanying voting instructions or by completing and returning a proxy card. This will ensure the presence of a quorum at the Annual Meeting and save the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the Annual Meeting, revoking your proxy and voting your stock virtually. If you fail to return your proxy card, grant your proxy electronically over the Internet, submit your vote over the phone, or vote virtually at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting.

We encourage you to read the accompanying proxy materials carefully. If you have any questions concerning the Annual Meeting or the accompanying proxy materials, would like additional copies of the proxy materials or need help voting your shares of common stock or Series C Preferred Stock, please contact our Office Manager at (737) 414-9213.

Thank you for your participation. We look forward to your continued support.

PROXY STATEMENT

TABLE OF CONTENTS

Page
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
CORPORATE GOVERNANCE	8
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	11
GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS	12
DIRECTOR COMPENSATION	15
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS	16
EXECUTIVE OFFICERS AND DIRECTORS	18
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	21
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	21
PROPOSAL NO. 2 — APPROVAL OF AN INCREASE OF THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY’S 2023 EQUITY INCENTIVE PLAN TO 1,250,000 SHARES PLUS THE EVERGREEN SHARES	24
PROPOSAL NO. 3 — APPROVAL OF A PROPOSED AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF FORMATION TO PROVIDE FOR EXCULPATION OF OFFICERS OF THE COMPANY FROM PERSONAL LIABILITY UNDER CERTAIN CIRCUMSTANCES AS ALLOWED BY TEXAS LAW	29
PROPOSAL NO. 4 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	31
PROPOSAL NO. 5. — APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING TO A LATER DATE OR TIME IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE ANNUAL MEETING	32
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	33
EXECUTIVE COMPENSATION	34
OTHER INFORMATION	38
APPENDIX A-1-1 — THE 2023 EQUITY INCENTIVE PLAN	A-1-1-1
APPENDIX A-1-2 — AMENDMENT NO. 1 TO THE 2023 EQUITY INCENTIVE PLAN	A-1-2-1
APPENDIX A-1-3 — AMENDMENT NO. 2 TO THE 2023 EQUITY INCENTIVE PLAN	A-1-3-1
APPENDIX A-1-4 — AMENDMENT NO. 3 TO THE 2023 EQUITY INCENTIVE PLAN	A-1-4-1
APPENDIX B — FORM OF CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF FORMATION OF HEARTSCIENCES INC.	B-1

i

550 Reserve Street, Suite 360

Southlake, TX 76092

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 30, 2026

The board of directors (the “Board of Directors”) of HeartSciences Inc., a Texas corporation (“we,” “us,” “our,” HeartSciences” or “our Company”) solicits the enclosed proxy for our Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via a live audio webcast at https://meetings.lumiconnect.com/200-700-572-593 on Thursday, April 30, 2026, at 10:00 a.m. Eastern Time, and for any adjournment or postponement thereof. This proxy statement (this “Proxy Statement”) is being made available to shareholders on or about March [●], 2026.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1. Q: Why did I receive a notice regarding the availability of proxy materials on the internet?

A:  Instead of mailing paper proxy materials, we sent a “Notice of Internet Availability of Proxy Materials” to our shareholders of record. We refer to that notice as the Notice of Availability. The Notice of Availability provides instructions on how to view our proxy materials over the internet, how to vote and how to request a paper or email copy of our proxy materials. This method of providing proxy materials is permitted under rules adopted by the U.S. Securities and Exchange Commission (the “SEC”). We hope that following this procedure will allow us to save money on the printing and mailing of those materials and to reduce the impact that our Annual Meeting has on the environment.

We intend to mail the Notice of Availability on or about March [●], 2026 to all of our shareholders of record entitled to vote at the Annual Meeting.

2. Q: What is the purpose of the Annual Meeting?

A:  At the Annual Meeting, our shareholders will act upon the matters outlined in this Proxy Statement, including:

●	election of one member of our Class III Board of Directors, the director nominee being Andrew Simpson (Proposal No. 1);

●	approval of an increase of the number of shares of the Company’s common stock reserved for issuance under the Company’s 2023 Equity Incentive Plan to 1,250,000 shares plus the Evergreen Shares (Proposal No. 2);

●	approval of an amendment of the Company’s Amended and Restated Certificate of Formation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Texas law (Proposal No. 3);

●	ratification of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal No. 4); and

●	approval of the adjournment of the Annual Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the Annual Meeting (Proposal No. 5).

Certain members of our Board of Directors and management and representatives of Haskell & White LLP, our independent registered public accounting firm, are expected to be present at the Annual Meeting or at any adjournment or postponement thereof to respond to appropriate questions from shareholders.

3. Q: What is the date, time and place of the Annual Meeting?

A: The Annual Meeting will be held virtually via a live audio webcast at https://meetings.lumiconnect.com/200-700-572-593 on Thursday, April 30, 2026, beginning at 10:00 a.m. Eastern Time. Any shareholder can listen to and participate in the Annual Meeting via the live audio webcast, and we believe that a virtual meeting provides expanded shareholder access and participation and improved communications, while affording shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically and submit questions and comments during the meeting in accordance with the rules of conduct for the meeting. We encourage you to attend online and participate.

4. Q: How do I attend and ask questions during the Annual Meeting?

A: We will be hosting the Annual Meeting via live audio webcast only. The meeting will start at 10:00 a.m. Eastern Time on Thursday, April 30, 2026. Shareholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

You can attend the Annual Meeting by accessing https://meetings.lumiconnect.com/200-700-572-593 and entering password, heartsciences2026 as well as the 11-digit control number included on your Notice or your proxy card if you received one by mail or electronically. If you are a registered shareholder (i.e., you hold your shares through our transfer agent, EQ — Equiniti Trust Company, LLC (“Equiniti”), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

Beneficial owners who do not have a control number may gain access to the meeting by registering in advance. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your HeartSciences holdings along with your name and email address to Equiniti. Requests for registration must be labelled as “Legal Proxy” emailed to Proxy@equiniti.com and must be received no later than 11:59 p.m., Eastern Time, on April 16, 2026. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us at the following: by email — forward the email from your broker, or attach an image of your legal proxy, to danielle.watson@heartsciences.com or by mail to EQ, ATTN: Proxy Dept. 1110 Centre Point Curve, Suite 101, Mendota Heights, Minnesota 55120.

Shareholders holding shares in “street name” may choose to enter as a guest. To log in as a guest, participants would visit https://meetings.lumiconnect.com/200-700-572-593, then select “Log in as a Guest”. After selecting this option, they will be prompted to enter in their name and email address. After doing so, you will be allowed into the meeting. Note: guests cannot ask questions.

We recommend that you log in a few minutes before 10:00 a.m. Eastern Time to ensure you are logged in when the Annual Meeting begins.

If you would like to submit a question during the Annual Meeting after you are logged in, questions can be submitted by accessing the meeting center at https://meetings.lumiconnect.com/200-700-572-593. Please click on the “Messaging” icon at the top of the left side of your screen, type your question into the text box, then click the “send” icon at the right of that text box. Please note that in the interest of all shareholders, we will only address those questions that are pertinent to the business of the meeting as we determine in our sole discretion. To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:

●	You may submit questions and comments only electronically via the “Messaging” function through the meeting portal https://meetings.lumiconnect.com/200-700-572-593 during the Annual Meeting.

●	Only shareholders of record as of the record date for the Annual Meeting and their proxy holders may submit questions or comments.

●	Please direct all questions to Andrew Simpson, our Chairman, Chief Executive Officer and Director.

●	Please include your name and affiliation, if any, when submitting a question or comment.

●	Limit your remarks to one brief question or comment that is relevant to the Annual Meeting and/or our business.

●	Questions may be grouped by topic by our management.

●	Questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.

●	Be respectful of your fellow shareholders and Annual Meeting participants.

●	No audio or video recordings of the Annual Meeting are permitted.

If you attend the virtual meeting as described above, you will be deemed to be attending in person, as provided by Texas law. Information on how to vote at the Annual Meeting is discussed below.

5. Q: Who is entitled to vote at the Annual Meeting?

A:  Only common shareholders and holders of our Series C Convertible Preferred Stock, $0.001 par value per share (the “Series C Preferred Stock”), as of the close of business on March 6, 2026 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were issued and outstanding and entitled to vote [●] shares of our common stock and [●] shares of our common stock entitled to vote issuable upon the conversion of the [●] shares of our issued and outstanding Series C Preferred Stock issued and outstanding as of such date. The holders of our Series C Preferred Stock shall vote together with the holders of common stock at the Annual Meeting, or at any adjournment or postponement thereof, as a single class and on an as converted to common stock basis.

6. Q: What are the voting rights of the holders of our common stock and Series C Preferred Stock?

A:  Each outstanding share of our common stock will be entitled to one vote on each of the proposals presented at the Annual Meeting, or at any adjournment or postponement thereof. Each outstanding share of our Series C Preferred Stock shall vote together with the holders of common stock at the Annual Meeting, or at any adjournment or postponement thereof, as a single class and on an as converted to common stock basis.

7. Q: Which of my shares may I vote?

A:  All shares owned by you as of the close of business on the Record Date may be voted by you. These shares include shares that are (i) held directly in your name as the shareholder of record and (ii) held for you as the beneficial owner through a broker, bank or other nominee.

8. Q: Who can attend the Annual Meeting?

A: The Annual Meeting will be held virtually via a live audio webcast at https://meetings.lumiconnect.com/200-700-572-593 on Thursday, April 30, 2026 beginning at 10:00 a.m. Eastern Time/9:00 a.m. Central Time. Any shareholder can listen to and participate in the Annual Meeting or at any adjournment or postponement thereof via the live audio webcast, and we believe that a virtual meeting provides expanded shareholder access and participation and improved communications, while affording shareholders the same rights as if the meeting were held in person, including the ability to vote shares electronically and submit questions and comments during the meeting in accordance with the rules of conduct for the meeting.

Even if your shares are held in “street name,” as the beneficial owner of shares, you are invited to attend the Annual Meeting. However, if you wish to attend the Annual Meeting, please have your bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification ready. We reserve the right to deny admission to anyone who cannot show valid identification or sufficient proof of share ownership as of the Record Date. We encourage you to attend online and participate.

Please contact us at (682) 237-7781 or danielle.watson@heartsciences.com for instructions on how to access the live audio webcast to the Annual Meeting.

9. Q: Can I find out who the shareholders are?

A:  A list of shareholders as of the Record Date will be available for examination by any shareholder, for any purpose germane to the Annual Meeting, during ordinary business hours for ten days prior to the Annual Meeting at the office of the Office Manager of the Company at the above address, and at the time and place of the Annual Meeting, or at any adjournment or postponement thereof.

10. Q: What constitutes a quorum?

A:  Presence at the Annual Meeting, virtually or by proxy, of the holders of one-third of an aggregate of: (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of our Series C Preferred Stock, outstanding on the Record Date will constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Abstentions and broker non-votes are included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining whether a quorum exists. At the close of business on the Record Date, we had: (i) [●] shares of our common stock issued and outstanding and entitled to vote and (ii) [●] shares of our common stock entitled to vote issuable upon the conversion of the [●] shares of our issued and outstanding Series C Preferred Stock. As described above, shareholders attending the virtual meeting will be deemed to be attending in person, as provided by Texas law, and their shares will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares so represented may adjourn the Annual Meeting without further notice.

11. Q: What is the difference between holding shares as a “record holder” versus a “beneficial owner”?

A:  Some of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially:

Record holders — If your shares are registered directly in your name with our transfer agent, Equiniti, you are, with respect to those shares, the shareholder of record or “record holder.” As the record holder, you have the right to grant your voting proxy directly to us or to vote virtually at the Annual Meeting, or at any adjournment or postponement thereof. We have enclosed or sent a proxy card for you to use. You may also vote by mail, over the internet or by telephone, as described below under the heading “Voting — How do I vote?”

Beneficial owners — If your shares are held in a brokerage account or bank or by another nominee, you are, with respect to those shares, the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote or to vote virtually at the Annual Meeting, or at any adjournment or postponement thereof.

However, since you are not a record holder, you may not vote these shares in person at the Annual Meeting, or at any adjournment or postponement thereof, unless you obtain a “legal proxy” from your nominee (who is the record holder), giving you the right to vote the shares. If you do not wish to vote virtually, you may vote by mail, or by telephone, as described below under the heading “Voting — How can I vote?”

12. Q: How do I vote?

A:  If on the Record Date you are a registered shareholder of common stock or a holder of Series C Preferred Stock, meaning that you hold your shares through an account with our transfer agent, Equiniti, and you wish to vote prior to the Annual Meeting, or at any adjournment or postponement thereof, you may vote over the Internet, by mail or virtually at the Annual Meeting:

●	Over the Internet. Go to the website of our tabulator, Equiniti, at www.voteproxy.com. Have your proxy card in hand when you access the website and follow the instructions to vote your shares. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on February 18, 2026, the day prior to the Annual Meeting, for your proxy to be valid and your vote to count.

●	By Mail. Complete and sign your proxy card and mail it to EQ, ATTN: 55 Challenger Road, Floor 2, Ridgefield Park, NJ 07660, in the postage prepaid envelope we provided. Equiniti must receive the proxy card not later than February 18, 2026, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

●	To vote in person online. If you attend the Annual Meeting, or at any adjournment or postponement thereof, you may vote online by visiting https://meetings.lumiconnect.com/200-700-572-593 and entering password, heartsciences2026. Please have your 11-digit control number to join the Annual Meeting. We recommend logging in a few minutes before 10:00 a.m. Eastern time on April 30, 2026 to ensure you are logged in when the Annual Meeting starts.

●	By Telephone. Call toll-free 1-800-proxies (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

●	If on the Record Date your shares are held in street name, the proxy materials are being forwarded to you by or on behalf of your bank, broker or other nominee. If you received the proxy materials directly from Broadridge, follow the instructions above for shareholders of record. If you received the proxy materials from your bank, broker or other nominee, follow the instructions provided by your bank, broker or other nominee explaining how you can vote. If you would like to vote in person virtually at the Annual Meeting, or at any adjournment or postponement thereof, contact your bank, broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting, or at any adjournment or postponement thereof, along with a bank or brokerage statement or a letter from your nominee evidencing your beneficial ownership of our stock and a form of personal identification. A broker’s proxy is not the form of proxy enclosed with this Proxy Statement. You will not be able to vote shares you hold in street name in person virtually at the Annual Meeting unless you have a proxy from your bank, broker or other nominee issued in your name giving you the right to vote your shares.

13. Q: What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

If you have any technical difficulties or any questions regarding the virtual meeting website, please access https://go.lumiglobal.com/faq. If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, https://ir.heartsciences.com, including information on when the meeting will be reconvened.

14. Q: What if I do not specify how my shares are to be voted?

A:  If you are the shareholder of record and you submit a proxy but do not provide any voting instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you hold your shares in street name and do not instruct your bank or broker how to vote, it will nevertheless be entitled to vote your shares of common stock with respect to “routine” items but not with respect to “non-routine” items.

Please note that at the Annual Meeting, or at any adjournment or postponement thereof, we believe that both the ratification of the appointment of our independent registered public accounting firm (Proposal No. 4) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 5) will be considered a “routine” matter. Under applicable rules, banks and brokers are permitted to vote the shares held in their name for the account of a beneficial holder for “routine” matters, even if such bank or broker does not receive instructions from the beneficial holder. We will refer to these votes cast by banks and brokers without instruction from the relevant beneficial holder as “Broker Discretionary Votes”. We believe that based on the policies of most banks and brokers, the majority of Broker Discretionary Votes will be cast in accordance with the recommendations of our Board of Directors, and therefore “FOR” Proposal No. 4 and “FOR” Proposal No. 5.

On the other hand, each of Proposals No. 1, No. 2 and No. 3 will be considered a “non-routine” item, and that your broker will not have discretion to vote on these proposals. We will refer to these shares not voted by banks and brokers in absence of instructions from the relevant beneficial holder as “broker non-votes.” See “What is a broker non-vote?” below for more information. Broker non-votes count for purposes of determining whether a quorum is present at the Annual Meeting. Broker non-votes, if any, will have no effect on Proposals No. 1 and No. 2. Broker non-votes, if any, will have an effect of a vote “against” Proposals No. 3.

It is therefore important that you provide instructions to your bank or broker so that your shares are voted accordingly.

15. Q: What is a broker non-vote?

A:  Generally, a broker non-vote occurs when shares held by a nominee for a beneficial owner are not voted with respect to a particular proposal because (i) the nominee has not received voting instructions from the beneficial owner with respect to such proposal (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions) and (ii) the nominee lacks discretionary voting power to vote such shares. Under the rules of The Nasdaq Capital Market (“Nasdaq”), a nominee does not have discretionary voting power with respect to “non-routine” matters or the election of directors. The ratification of the appointment of our independent registered public accounting firm (Proposal No. 4) and the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 5), are routine matters and the other proposals are non-routine matters.

If you are the beneficial owner of our common stock, your nominee will send you directions on how you can instruct them to vote.

16. Q: May I change my vote after I return my proxy?

A:  Yes. You may revoke your proxy and change your vote at any time before the proxy is exercised. Record holders may change their vote by:

●	a timely, valid, later dated proxy;

●	a timely written notice of revocation submitted to our Office Manager at our principal executive offices at 550 Reserve Street, Suite 360, Southlake, TX 76092, Attention: Gene Gephart; or

●	You may attend the virtual Annual Meeting or at any adjournment or postponement thereof and vote online. Simply virtually attending the Annual Meeting will not, by itself, revoke your proxy.

Beneficial owners may change their vote by complying with the instructions on their voting instruction cards.

17. Q: How does the Board of Directors recommend that I vote?

A:  The Board of Directors recommends that you vote your shares:

●	FOR the one Class III director nominee named in this Proxy Statement (Proposal No. 1);

●	FOR the approval of an increase of the number of shares of the Company’s common stock reserved for issuance under the Company’s 2023 Equity Incentive Plan to 1,250,000 shares plus the Evergreen Shares (Proposal No. 2);

●	FOR the approval of an amendment of the Company’s Amended and Restated Certificate of Formation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Texas law (Proposal No. 3);

●	FOR the ratification of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2026 (Proposal No. 4); and

●	FOR the approval of an adjournment of the Annual Meeting, if necessary (Proposal No. 5).

18. Q: Vote Requirement — How many votes are required to approve each item?

A:  Election of directors (Proposal No. 1) — If a quorum is present, a plurality of the votes cast shall be sufficient to elect the director (that is the nominee for our director who receives the most votes will be elected). For purposes of electing directors, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

Approval of an increase of the number of shares of the Company’s common stock reserved for issuance under the Company’s 2023 Equity Incentive Plan to 1,250,000 shares plus the Evergreen Shares (Proposal No. 2) — If a quorum is present, approval of this proposal requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against this proposal and therefore will not count in determining the approval of these proposals. Broker non-votes will have no effect on the outcome of this proposal.

Approval of an amendment of the Company’s Amended and Restated Certificate of Formation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Texas law (Proposal No. 3) — If a quorum is present, affirmative vote of a majority of the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of our Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, is required to approve an amendment of the Company’s Amended and Restated Certificate of Formation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Texas law. For purposes of this vote, abstentions or not voting and broker non-votes will have an effect of a vote “against” this proposal.

Proposals No. 4 and No. 5, and any other items properly brought before the Annual Meeting — If a quorum is present, approval of each of these proposals and any other item properly brought before the Annual Meeting requires that the votes cast in favor of such action exceed the votes cast opposing such action. For purposes of these votes, abstentions or not voting on a matter will not be counted as either votes cast for or against this proposal and therefore will not count in determining the approval of these proposals. Broker non-votes will have no effect on the outcome of these proposals.

The results of Proposals No. 4 and 5 are not binding on our Board of Directors.

19. Q: What happens if a nominee is unable to stand for election?

A:  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have voted “Withhold” with respect to the original nominee.

20. Q: Vote Count — How are votes counted?

A:  Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each proposal votes “For,” “Against,” abstentions and broker non-votes.

21. Q: Voting Results — Where can I find the voting results of the Annual Meeting?

A:  We will publish the final voting results of the Annual Meeting, or at any adjournment or postponement thereof, in a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

22. Q: What should I do if I receive more than one set of voting materials?

A:  You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a record holder and your shares are registered in more than one name, you will receive more than one copy of this Proxy Statement and proxy card. If you receive multiple sets of voting materials, please vote each proxy card and voting instruction card that you receive.

23. Q: Who will pay the costs of soliciting these proxies?

A:  Proxies will be solicited initially by mail. Further solicitation may be made in person or by telephone, email or facsimile by members of our management. We will bear the expense of preparing, printing and mailing this Proxy Statement and accompanying materials to our shareholders. Upon request, we will reimburse brokers, banks or similar entities acting as nominees for reasonable expenses incurred in forwarding copies of the proxy materials relating to the Annual Meeting to the beneficial owners of our common stock.

24. Q: What happens if additional matters are presented at the Annual Meeting?

A:  Other than the four proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting, or at any adjournment or postponement thereof. If you grant a proxy, the persons named as proxy holders, Andrew Simpson, our Chairman and Chief Executive Officer, and Danielle Watson, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

25. Q: Who can help answer my questions?

A:  If you have any questions about our proxy materials or the Annual Meeting, you can contact our Office Manager at:

HeartSciences Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

682-244-2578 Ext. 2024

****

CORPORATE GOVERNANCE

We have adopted a Code of Ethics for our directors, officers and employees, which, in conjunction with our Amended and Restated Certificate of Formation, Third Amended and Restated Bylaws (the “Bylaws”) and Board of Directors’ committee charters, form our framework for governance. All of these documents are publicly available on our investor relations/corporate governance website at https://ir.heartsciences.com or may be obtained upon written request to:

HeartSciences Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

Governance Highlights

We are committed to maintaining high standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our shareholders well and maintaining our integrity in the marketplace. Some of the highlights of our corporate governance include:

What We Do:

●	3 of 5 directors are independent

●	Annual election of certain members of our Board of Directors (see Proposal No. 1)

●	Annual advisory vote to ratify independent auditor (see Proposal No. 4)

●	Insider trading guidelines

●	Regular Board of Directors’ self-assessments at both individual and committee levels

●	Board of Directors committee members are all independent

What We Don’t Do:

●	No repricing of underwater stock options without shareholder approval

●	No hedging of Company securities per Company policy

●	No pledging of Company securities without preapproval per Company policy

Director Independence

Our Board of Directors currently consists of five directors, three of whom are independent (as determined by our Board of Directors), one of whom serves as our Chairman and Chief Executive Officer and one of whom serves as our Chief Strategy Officer. Our Board of Directors has reviewed the independence of our directors and has determined that each of Messrs. Bent, Wells and Szymczak qualifies as an independent director pursuant to Rule 5605(a)(2) of Nasdaq and applicable SEC rules and regulations. In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence.

Board Composition and Director Qualifications

Our Nominating and Corporate Governance Committee periodically assesses the appropriate size and composition of our Board of Directors, taking into account our specific needs. The committee utilizes various methods for identifying and evaluating candidates for director. Candidates may come to the attention of the committee through recommendations of directors, management, shareholders and professional search firms. Generally, the committee seeks members with diverse backgrounds and viewpoints and life and professional experiences, which contribute to the Board of Directors’ broad spectrum of experience and expertise, and who have a reputation of integrity, provided such individuals should all have a high level of management and/or financial experience.

While we have no formal diversity policy that applies to the consideration of director candidates, the Nominating and Corporate Governance Committee has determined that diversity should be an important consideration in the selection of candidates, and that the board should be comprised of members who reflect diversity not only in race and gender, but also in viewpoints, experiences, backgrounds, skills and other qualities and attributes. The board and the Nominating and Corporate Governance Committee recognize the value of gender, race, ethnicity and age diversity and are focused on expanding the board to continue to diversify its makeup.

Rather than being bound by one-size-fits-all policies regarding the composition of our Board of Directors, the Nominating and Corporate Governance Committee instead seeks to make individual, facts-specific determinations. We believe that our Company requires specialized experience and expertise in its leaders due to the uniqueness of its business and industry. Commencing with our 2024 fiscal year, the Nominating and Corporate Governance Committee annually assesses the appropriateness of the size of our Board of Directors, the skill set mix of each director, and the performance of each director when reviewing the annual board self-assessments, where each director will have the opportunity to provide comprehensive feedback on himself/herself, his/her peers and the board as a whole. Three of the current members of our Board of Directors have been our directors since 2012, 2013 and 2014 respectively, and the other two directors joined us in 2020 and 2022, reflecting our evolving and expanding business and leadership needs. The Nominating and Corporate Governance Committee does not mandate an age or length of service at which a director must resign, and instead focuses on whether each director continues to provide value to the company and its shareholders. The Nominating and Corporate Governance Committee has committed itself to carefully considering diversity when evaluating future director candidates, giving strong consideration to candidates that would contribute to the board’s gender, ethnic and other diversity.

At a minimum, directors should:

●	have experience in positions with a high degree of responsibility;

●	demonstrate strong leadership skills;

●	have the time, energy, interest and willingness to serve as a director; and

●	contribute to the mix of skills, core competencies and qualifications of the Board of Directors and management.

In addition to recommendations from directors, management and professional search firms, the Nominating and Corporate Governance Committee will consider director candidates properly submitted by our shareholders. Shareholder recommendations should be sent to the Office Manager at our principal executive offices. The Nominating and Corporate Governance Committee will review all potential director nominees in the same manner, regardless of the source of the recommendation, in accordance with its charter.

Our Nominating and Corporate Governance Committee currently consists of Messrs. Bent, Wells and Szymczak.

Board Leadership Structure

Currently, the office of Chairman of our Board of Directors and Chief Executive Officer are held by Andrew Simpson. Due to our size and early stage of operations, we believe it is currently most effective to have the Chairman of the Board of Directors and Chief Executive Officer positions be held by the same individual. Under our Bylaws, the Chairman of the Board of Directors is responsible for coordinating the Board of Directors’ activities, including the scheduling of meetings and the determination of relevant agenda items.

Risk Oversight and Compensation Risk Assessment

Our Board of Directors oversees a company-wide approach to risk management. Our Board of Directors determines the appropriate risk level for us generally, assesses the specific risks faced by us and reviews the steps taken by our management to manage those risks. While our Board of Directors has ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas.

Specifically, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers. Our Audit Committee oversees management of enterprise risks and financial risks, as well as potential conflicts of interests. Our Board of Directors is responsible for overseeing the management of risks associated with the independence of our Board of Directors.

Our management also reviews and reports on potential areas of risk at the request of the Audit Committee or other members of the Board of Directors.

We believe that our compensation policies and practices do not create inappropriate or unintended significant risk to our Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond our ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Code of Ethics

We have adopted a Code of Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer or Chief Financial Officer, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the Corporate Governance section of our investor relations/corporate governance website https://ir.heartsciences.com/governance-documents.

Policy Regarding Attendance at Annual Meetings of Shareholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our Annual Meeting, or at any adjournment or postponement thereof.

Shareholder Communications

Shareholders and other interested parties may communicate with the Board of Directors, any committee thereof, the independent or non-management directors as a group or any individual director in writing. All such written communications must identify the recipient and be forwarded by mail to:

HeartSciences Inc.

550 Reserve Street, Suite 360

Southlake, TX 76092

Attention: Gene Gephart

Mr. Gephart will act as agent for the directors in facilitating such communications. In that capacity, Mr. Gephart may review, sort and summarize the communications.

Complaints about accounting, internal accounting controls or auditing matters may be made by utilizing our Business Integrity web-reporting tool, which we are in the process of implementing.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Director Nominees

Pursuant to the full terms of Article 12 of our Amended and Restated Certificate of Formation, the Board has been divided into three classes, Class I, Class II and Class III, and the members of the Board (the “Directors”) have been elected and designated among the three classes as nearly equal in number as possible as follows:

The Class I Directors whose term shall expire at the 2026 Annual Meeting of Shareholders:

Brian Szymczak	550 Reserve Street, Suite 360, Southlake, Texas 76092
Bruce Bent	550 Reserve Street, Suite 360, Southlake, Texas 76092

The Class II Directors whose term shall expire at the 2027 Annual Meeting of Shareholders:

Mark Hilz	550 Reserve Street, Suite 360, Southlake, Texas 76092
David R. Wells	550 Reserve Street, Suite 360, Southlake, Texas 76092

The Class III Director whose initial term shall expire at the Annual Meeting:

Andrew Simpson	550 Reserve Street, Suite 360, Southlake, Texas 76092

At the Annual Meeting we are soliciting approval of the following Class III director nominee:

Andrew Simpson

As our Board of Directors is divided into three classes, we elect the applicable class of our Board of Directors annually. The two Class I nominees will serve for a three-year term expiring on the date of our 2026 Annual Meeting of Shareholders or until their successors are elected or their earlier resignation or removal, and the two Class II nominees will serve for a three-year term expiring on the date of our 2027 Annual Meeting of Shareholders or until their successors are elected or their earlier resignation or removal. The single director nominee is a current member of our Board of Directors and is standing for re-election.

The director nominee has indicated a willingness to serve, or continue to serve, as a director if elected. If any director nominee becomes unable to serve, our Board of Directors may designate a substitute nominee, in which case the designated proxy holders, Mr. Simpson and Mr. Hilz, will vote for such substitute nominee.

Vote Required

A plurality of votes cast will be required to elect each director nominee (that is the nominees for our directors who receive the most votes will be elected). For purposes of electing directors, not voting, withholding your vote by voting “abstain” or a broker non-vote is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH NAMED DIRECTOR NOMINEE.

General Information About the Board of Directors

Our Bylaws provide that our business and affairs will be managed by, or under the direction of, our Board of Directors. Set forth below is biographical information for the director nominee as of the date of this Proxy Statement, and the qualifications that led our Board of Directors to conclude that such person should serve as a director.

Andrew Simpson

Age:    57

Professional Background:

Andrew Simpson has served as our President and Chief Executive Officer since March 2022 and as Chairman of the Board since June 2013. He has been a director of our Company since July 2012 and brings more than 30 years of senior leadership experience across public and private companies.

Mr. Simpson previously served as Group Chief Executive Officer of The Peel Group, a large UK-based private enterprise with approximately $8 billion in assets spanning real estate, infrastructure, energy, and related sectors. He also served on the main board of Speedy Hire plc during its growth into the FTSE 250, where he led a major operating division and oversaw strategic expansion, including multiple acquisitions and divestitures.

He qualified as a Chartered Accountant with Price Waterhouse and spent eight years in investment banking at Rothschild, advising on mergers and acquisitions and capital markets transactions.

Mr. Simpson holds a First Class Honours degree in Accounting and Management Control from Sheffield Hallam University (UK).

Board Membership Qualifications:    Our Board of Directors has concluded that Mr. Simpson is well-qualified to serve on our Board of Directors and has the requisite qualifications, skills and perspectives based on, among other factors, him being our Chief Executive Officer and his extensive business, investment banking, capital markets, merger and acquisition transactions and public company experience.

Board Meetings

Our Board of Directors both met in person and/or via telephone/video conference and acted by unanimous written consent during our fiscal year ended April 30, 2025. Our Board of Directors held six meetings and otherwise took action by written consent during the fiscal year ending April 30, 2025 (the “2025 fiscal year”). During the fiscal year ending April 30, 2025, greater than 90% of the incumbent directors attended both meetings of the Board of Directors and its committees on which they served. We intend to adopt a formal policy on director attendance at annual meetings of shareholders, which will state that each director is strongly encouraged to attend such meetings, whether by phone or in person, unless attendance is precluded by health or other significant personal matters.

Board Committees

Our Board of Directors has three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which is described below. Each committee operates under a written charter adopted by the Board of Directors. Our committee charters are publicly available in the “Corporate Governance” section of our investor relations/corporate governance website at https://ir.heartsciences.com/governance-documents or may be obtained upon written request to our Office Manager at our principal executive offices.

Committee members are elected by our Board of Directors, upon the Nominating and Corporate Governance Committee’s recommendations, and serve until their successors are elected or their earlier resignation or removal.

The current composition of the Board of Directors’ committees is as follows:

Name	Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Andrew Simpson
Mark Hilz
Bruce Bent	☒(Chair)	☒	☒
David R. Wells	☒	☒(Chair)	☒
Brian Szymczak	☒	☒	☒(Chair)

Audit Committee

As of the end of our fiscal year ended April 30, 2025 (the “2025 fiscal year”), the Audit Committee consisted of and currently consists of Messrs. Bent, Wells and Szymczak. The Audit Committee currently consists of the same members. Board of Directors has determined that all three of the current members of the Audit Committee are independent, pursuant to Rule 5605(a)(2) of Nasdaq and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Board of Directors has also determined that each Audit Committee member is financially literate and that Mr. Bent qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met three times in person and/or via telephone/video conference during our 2025 fiscal year.

As set forth in more detail in the Audit Committee Charter, the Audit Committee’s purpose is to assist the Board of Directors in its general oversight of the quality and integrity of our accounting, auditing and financial reporting and internal control practices. The specific responsibilities of the Audit Committee include:

●	overseeing our corporate accounting and financial reporting processes and our internal controls over financial reporting;

●	evaluating our independent registered public accounting firm’s qualifications, independence and performance;

●	engaging and providing for the compensation of our independent registered public accounting firm;

●	Approving the retention of our independent registered public accounting firm to perform any proposed permissible non-audit services;

●	reviewing our financial statements;

●	reviewing our critical accounting policies and estimates and internal controls over financial reporting; and

●	discussing with management and our independent registered public accounting firm the results of the annual audit and the reviews of our quarterly financial statements.

Audit Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee. For additional information concerning the Audit Committee, see “Report of the Audit Committee of the Board of Directors” included in this Proxy Statement.

Nominating and Corporate Governance Committee

As of the end of our 2025 fiscal year, the Nominating and Corporate Governance Committee consisted of and currently consists of Messrs. Bent, Wells and Szymczak. Our Board of Directors has determined that all members of the Nominating and Corporate Governance Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. During our 2025 fiscal year, our Nominating and Corporate Governance Committee acted solely by unanimous written consents of the Board of Directors. The specific responsibilities of the Nominating and Corporate Governance Committee include:

●	recommending to the Board of Directors nominees for election as directors, and meets as necessary to review director and nominees for election as directors;

●	recommending members for each committee of the Board of Directors;

●	overseeing corporate governance standards and compliance with applicable listing and regulatory requirements;

●	developing and recommending to the Board of Directors governance principles applicable to the company; and

●	overseeing the evaluation of the Board of Directors and its committees.

Compensation Committee

As of the end of our 2025 fiscal year, the Compensation Committee consisted of and currently consists of Messrs. Bent, Wells and Szymczak. Our Board of Directors has determined that all members of the Compensation Committee are independent pursuant to Rule 5605(a)(2) of Nasdaq. The Compensation Committee met one time in person and/or via telephone/video conference during our 2025 fiscal year. The specific responsibilities of the Compensation Committee include:

●	reviewing and recommending policies relating to compensation and benefits of our officers directors and employees;

●	reviewing key employee compensation goals, policies, plans and programs;

●	reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other senior officers; and

●	evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations.

Compensation Committee meetings are attended by our Chief Executive Officer and/or Chief Financial Officer, from time to time, and other members of management, as requested by the committee.

DIRECTOR COMPENSATION

Only our independent board members receive compensation for their services as a director. Only our independent board members receive compensation for their services as a director. At the direction of the Compensation Committee of our Board of Directors, we are currently undertaking a process to formerly review, on a periodic basis, our Board of Directors’ compensation, including but not limited to pay for (i) each of our non-employee directors in cash, (ii) each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee additional annual cash amounts, and (iii) the Chairpersons of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee additional cash amounts. This process may include retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long-term compensation for our board.

On July 9, 2025, our Board of Directors approved an amendment to our 2023 Equity Incentive Plan, as amended (“Plan Amendment No. 2” and as amended, the “Plan”) to increase the maximum aggregate number of shares of our common stock, $0.001 par value per share (the “common stock”), that may be issued under the Plan to 1,000,000 shares of common stock, plus such number of shares of our common stock, which is equal to the lesser of (i) 25% of the total number of shares of all classes of our common stock and our preferred stock, $0.001 par value per share (the “Preferred Stock”), as converted to common stock, outstanding on the last day of each the immediately preceding fiscal year, and (ii) a lesser number of shares of our common stock determined by the Administrator (as defined in the Plan) (collectively, the “Evergreen Shares”). On July 9, 2025, the Compensation Committee also approved an award of 25,000 stock options (the “Director Options”) to purchase shares of common stock to each of our non-employee directors, Brian Szymczak, Bruce Brent and David R. Wells. The Director Options were issued pursuant to the Plan, have an exercise price of $4.37 per share, will vest as follows: one-fourth of the respective Director Options vested on October 9, 2025 and the remaining Director Options will vest in three equal installments thereafter on each subsequent three-month anniversary of such date.

On December 3, 2025, our Board of Directors also approved an amendment to the Plan to increase the maximum aggregate number of shares of our common stock from 1,000,000, plus the Evergreen Shares, to 1,250,000 shares of common stock plus the Evergreen Shares, including shares previously issued under the Plan (the “EIP Amendment No. 3 and together with the Plan Amendment No. 2, the “Plan Amendment”). On December 3, 2025, our Board of Directors also approved an award of 15,000 restricted stock units of our Company (“RSUs”) to each of our non-employee directors, Brian Szymczak, Bruce Brent and David R. Wells. The RSUs issued to Messrs. Szymczak, Brent and Wells (the “Director RSUs”) shall vest (i.e. restrictions lapse) subject to the satisfaction of all of the following conditions with respect to the applicable portion of the Director RSUs: (i) approval of any amendment or modification to or restatement of the Plan, which, among other things, contemplates the award of the Director RSUs; and (ii)(x) one-half of the Director RSUs shall vest on the one-year anniversary of the grant date (the “Initial Vesting Date”), and (y) thereafter, one-eighth of the Director RSUs shall vest on each subsequent quarterly anniversary of the Initial Vesting Date (each an “Additional Initial Vesting Date” and together with the Initial Vesting Date, the “Vesting Dates”), such that all of these shares shall fully vest on the two-year anniversary of the grant date, in each case provided that such person is continuously serving on our Board of Directors through each applicable Vesting Date (except as otherwise provided herein). 100% of the Director RSUs shall vest (x) in the event of a Change of Control (as defined in the Plan), with such vesting effective immediately before the consummation of such event, or (y) if the Company achieves $250,000 or more of revenue in any fiscal quarter ending after November 28, 2025.

At the direction of the Compensation Committee of our Board of Directors, we are currently undertaking a process to formerly review, on a periodic basis, our Board of Directors’ compensation, including but not limited to pay for (i) each of our non-employee directors in cash, (ii) each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee additional annual cash amounts, and (iii) the Chairpersons of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee additional cash amounts. This process may include retaining an expert compensation consulting firm to benchmark director compensation and provide recommendations around near and long-term compensation for our board.

2025 Director Compensation Table

The following table sets forth a summary of compensation for our 2025 fiscal year that we paid to our non-employee director. We do not sponsor a non-equity incentive plan or a non-qualified deferred compensation plan for our directors; therefore, these columns have been omitted from the following table.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	Total ($)(3)
Bruce Bent	60,000	15,512	75,512
Brian Szymczak	57,500	15,512	73,012
David R. Wells	57,500	15,512	73,012

(1)	This column represents the amounts paid in cash to each director which was paid or accrued in our 2025 fiscal year.
(2)	The amounts in this column reflect the aggregate grant date fair value of stock options granted in our 2025 fiscal year to each director calculated in accordance with FASB ASC Topic 718. See Note 6 Stock-based Compensation to our financial statements included in our 2025 Annual Report for a discussion of all assumptions made in the calculation of these amounts.
(3)	The dollar value in this column for each director represents the sum of all compensation reflected in the previous columns.

The following table shows outstanding vested and unvested option awards (represented by the number of shares of our common stock such awards entitle the holder to purchase) held by our directors as of April 30, 2025:

Name	Vested Option Awards	Unvested Option Awards	Total Awards
Bruce Bent	4,019	3,000	7,019
Brian Szymczak	3,716	3,000	6,716
David R. Wells	3,500	3,000	6,500

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information regarding beneficial ownership of our common stock and Series C Preferred Stock as of the Record Date by:

●	each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding common stock or Series C Preferred Stock;

●	each of our directors and executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares of capital stock indicated. Shares of capital stock that are issuable upon (i) the conversion of Series C Preferred Stock or (ii) the exercise of options or warrants exercisable within 60 days after the Record Date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such Series C Preferred Stock, options or warrants, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person

We are not controlled by another corporation, by any foreign government or by any natural or legal persons except as set forth herein, and there are no arrangements known to us which would result in a change in control of our Company at a subsequent date. Except as indicated in footnotes to this table, we believe that the shareholders named in this table have sole voting and investment power with respect to all shares shown to be beneficially owned by them, based on information provided to us by such shareholders. Unless otherwise noted below, each beneficial owner’s address is c/o HeartSciences Inc., 550 Reserve Street, Suite 360, Southlake, Texas 76092.

The percentage of beneficial ownership in the table below is based on [●] shares of our common stock, [●] shares of Series C Preferred Stock, and [●] shares of Series D Preferred Stock outstanding as of the Record Date.

Beneficial Ownership
	Number of Shares (1)		Percentages (2)
Name of Beneficial Owner	Common Stock	Series C Preferred Stock	Common Stock		Series C Preferred Stock		Combined Voting Power (3)
Holders of 5% or more of each class of our securities:
Front Range Ventures, LLC (4)	[●]	[●]	[●]	%	[●]	%	[●]	%

Directors and executive officers:
Andrew Simpson, President, CEO, and Chairman (5)	[●]	[●]	[●]	%	[●]	%	[●]	%
Mark Hilz, Coo & Secretary (6)	[●]	[●]		*		*		*
Danielle Watson, CFO & Treasurer (7)	[●]	[●]		*	—			*
Bruce Bent, Director (8)	[●]	[●]		*	—			*
Brian Szymczak, Director (9)	[●]	[●]		*		*		*
David R. Wells, Director (10)	[●]	[●]		*	—			*
All directors and executive officers as a group (6 persons):	[●]	[●]	[●]	%	[●]	%	[●]	%

*	Less than 1%.
(1)	For each person named in the table, the total number of shares of capital stock beneficially owned by such person to the best knowledge of the Company, is listed opposite of such person's name.
(2)	For each person named in the table, the shares of capital stock indicated opposite such person’s name represents the percentage of the total number of the shares of capital stock beneficially owned by such person as a percentage of the shares of our outstanding capital stock indicated as a class.
(3)	For each person named in the table, the voting percentage indicated opposite of such person’s name under the column “Combined Voting Power” represents the combined voting percentage of all shares of our common stock and all of our Series C Preferred Stock, on an as converted basis, owned by such person.
(4)	Front Range Ventures, LLC’s (“FRV”) sole member is the L. Lee Stryker Irrevocable Trust U/A/D 09/10/1974. Bohemian Asset Management, Inc. who has voting and dispositive power with respect to the shares of our common stock on behalf of the L. Lee Stryker Irrevocable Trust U/A/D 09/10/1974. Includes (i) 114,158 shares of our common stock issuable upon conversion of 148,213 shares of our Series C Preferred Stock; and (ii) 1,076 shares of our common stock issuable upon exercise of $1M Lender Warrants.
(5)	Includes (i) 4,711 shares of our common stock issuable upon conversion of 6,117 shares of Series C Preferred Stock; (ii) 1 share of our common stock issuable upon exercise of $1.5M Lender Warrants; (iii) 70,000 shares of unvested restricted common stock which were issued as compensation for services rendered to the Company as its Chairman of the Board of Directors, and (iv) options to purchase 3,523 shares of our common stock, which were issued as compensation for services rendered to the Company as its Chairman of the Board of Directors.
(6)	Includes (i) 1,602 shares of our common stock issuable upon conversion of 2,080 shares of Series C Preferred Stock; (ii) 1 share of our common stock issuable upon exercise of $1.5M Lender Warrants; and (iii) options to purchase 3,523 shares of our common stock issued as compensation for services as an officer of the Company.
(7)	Includes options to purchase 720 shares of our common stock issued as compensation for services as an officer of the Company.
(8)	Includes (i) 17 shares of our common stock held by Mr. Bent’s spouse and (ii) 12,769 shares of our common stock issuable upon exercise of options issued as compensation for services rendered to the Company.
(9)	Includes (i) 308 shares of our common stock issuable upon conversion of 400 shares of Series C Preferred Stock held jointly with Mr. Szymczak’s spouse; (ii) 1 share of our common stock issuable upon exercise of $1.5M Lender Warrants; and (iii) 12,904 shares of our common stock issuable upon exercise of options issued as compensation for services rendered to the Company.
(10)	Includes 12,750 shares of our common stock issuable upon exercise of options issued as compensation for services rendered to the Company.

EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information regarding our current executive officers and directors as of the Record Date:

Name	Age	Position
Executive Officers
Andrew Simpson	57	President, Chief Executive Officer and Chairman of the Board of Directors
Mark Hilz	67	Chief Operating Officer, Secretary and Director
Danielle Watson	43	Chief Financial Officer and Treasurer
Non-Executive Officers
Bruce Bent*	70	Director
David R. Wells*	63	Director
Brian Szymczak*	53	Director

*	Independent Director

Executive Officers

Andrew Simpson.     Please see above under “Proposal No. 1 — Election of Directors — General Information About the Board of Directors.”

Mark Hilz — Chief Operating Officer, Secretary and Director. Since March 2022, Mark Hilz has served as our Chief Operating Officer and Secretary and, since June 2013, has also been a director of our Company. Mr. Hilz served as the Chief Executive Officer of the Company from June 2013 until March 2022. Mr. Hilz has over 30 years of experience as a President and/or CEO of multiple startup companies. He was previously CEO of INX Inc., a technology infrastructure consulting company. INX Inc. started in 2000 and grew to $400 million in revenue. INX Inc. was traded on Nasdaq, completed multiple offerings until it was acquired in December 2011. Prior to that, Mr. Hilz founded and was CEO of a technology logistics outsourcing firm, PC Service Source Inc., that grew to over $160 million in revenue. Mr. Hilz raised the startup capital from traditional venture capital sources and after four years of operations took PC Service Source Inc. public in an initial public offering as a Nasdaq global listed company. Mr. Hilz’s experience includes raising venture capital as well as multiple successful public offerings and numerous merger and acquisition transactions as both a buyer and a seller.

Board Membership Qualifications: Our Board of Directors has concluded that Mr. Hilz’s extensive experience in building and operating companies from start-up to public companies including mergers and acquisitions transactions and a strong understanding of capital markets, provides valuable knowledge to our Board of Directors.

Danielle Watson — Chief Financial Officer and Treasurer. Since April 2022, Danielle Watson has served as our Chief Financial Officer. Prior to her appointment to Chief Financial Officer, Ms. Watson, a CPA, served as the Company’s Financial Controller since November 2021. Ms. Watson brings over 17 years of financial experience to her role. Before joining the Company, Ms. Watson held senior leadership roles at Moss Adams, LLP from November 2007 to November 2021 where she provided audit and assurance services to both public and privately held companies with an emphasis in financial reporting, consolidations, strategic planning, purchase price accounting, and SEC reporting. Ms. Watson earned her Bachelor of Science, with a double concentration in accounting and finance from Texas Christian University and her Master of Science in accounting from the University of Texas at Arlington and is an active Certified Public Accountant in Texas.

Non-Employee Directors

Bruce Bent — Director. Since May 2020, Bruce Bent has served as a director of our Company. Mr. Bent has more than 35 years of experience in financial management. From September 2014 to February 2022, Mr. Bent has served as Chairman of Net Zero Renewable Energy Inc. (fka Enerdynamic Hybrid Technologies Corp.). In addition, since March 2018, Mr. Bent has served as Chairman for Astro Aerospace Ltd., an OTC listed public company. From June 2020 to January 2024, Mr. Bent has been Vice President and Chief Financial Officer Emeritus of The Matthews Group, referred to in this section as Matthews, and, from August 2004 to June 2020, he served as the Chief Financial Officer of Matthews as well as president of various Canadian subsidiaries of Matthews. Mr. Bent retired from Matthews in January 2024. Matthews is a $500M real estate development company. During his tenure with Matthews, among other projects, Mr. Bent was integral in the completion of a $1.7 billion dollar corporate headquarters building for Encana (now Ovintiv Inv., NYSE: OVV). Since April 2000, Mr. Bent has served as president of MSW Investments Limited, a family office providing early stage financing. Mr. Bent graduated from the University of Manitoba with a Bachelor of Commerce (honors) and obtained his Chartered Professional Accounting designation from the Province of Ontario.

Board Membership Qualifications: Our Board of Directors has concluded that Mr. Bent’s extensive financial experience provides valuable knowledge to our Board of Directors. Mr. Bent also serves as the chairman of our Audit Committee and our “audit committee financial expert.” For more information, see “— Board Committees — Audit Committee.”

David R. Wells — Director. Since December 2022, David R. Wells, has served as a director of our Company. Mr. Wells is the Chief Financial Officer of Envoy Medical, Inc., a publicly traded medical device company in the hearing health space, a position he began in August, 2023. Also, Mr. Wells is a partner of Atlas Bookkeeping, LLC, a technology based financial services firm providing bookkeeping and reporting for emerging growth and small cap public and privately held companies, which he founded in October 2022. Prior to that, Mr. Wells served as the Chief Financial Officer of GHS Investments, LLC, a privately held “super value” fund focused on small to mid-cap companies, from June 2021 to September 2022, and served as the Chief Financial Officer of ENDRA Life Sciences Inc., a publicly traded clinical diagnostics technology company, initially on an interim basis beginning in May 2014, and on a continuing basis beginning in 2017 until June 2021. Mr. Wells was the founder of Wells Compliance Group, a technology-based services firm supporting the financial reporting needs of publicly traded companies and privately held firms whose investor or shareholder base required timely GAAP-compliant financial reporting. During his time at StoryCorp Consulting, Inc. (d/b/a/ Wells Compliance Group) from September 2009 to June 2021, Mr. Wells consulted with several emerging growth publicly traded companies. He possesses over 30 years of experience in finance, operations and administrative positions. Mr. Wells holds an MBA from Pepperdine University and a BS in Finance and Entrepreneurship from Seattle Pacific University.

Board Membership Qualifications: Our Board of Directors has concluded that Mr. Well’s extensive experience with public company accounting and financial matters, capital markets and corporate governance provides valuable knowledge to our Board of Directors.

Brian Szymczak — Director. Since 2014, Brian Szymczak, has served as a director of our Company. Mr. Szymczak is currently the principal of The Law Office of Brian Szymczak PLLC where he specializes in providing legal counsel to medical technology clients. Mr. Szymczak previously led the legal and compliance functions for Apollo Endosurgery, Inc., referred to in this section as Apollo, in Austin, Texas where he served as Vice President of Legal and Compliance until Apollo's acquisition in 2023 by Boston Scientific. In this role, Mr. Szymczak managed legal disputes and litigation matters and provided general legal counsel to the company’s leadership, sales, operations, R&D, and human resources groups. Prior to working at Apollo, from 2006 to 2014, Mr. Szymczak served in various roles including as Associate General Counsel and Director of Legal Affairs for a medical device manufacturer and from, 1999 to 2006, worked as an associate at the law firm of Baker Botts, LLP where he counseled clients on patent and other intellectual property matters in a variety of industries. Mr. Szymczak is a 1999 graduate of Duke University School of Law and holds a Bachelor of Science in Mechanical Engineering from Texas A&M University.

Director Designation: Mr. Szymczak was designated a director of our Company pursuant to the MyoVista Technology Agreement, which grants Guangren “Gary” Chen the right to designate a person of his choosing to sit on our Board of Directors.

Board Membership Qualifications: Our Board of Directors has concluded that Mr. Szymczak’s breadth of experience working as general counsel for listed medical device manufacturers provides valuable knowledge to our Board of Directors.

Family Relationships

There are no family relationships between or among any of our directors or executive officers or persons nominated or chosen by us to become directors or executive officers.

Board Meetings and Attendance

During our 2025 fiscal year, our Board of Directors held six meetings and also took action by written consent on ten occasions. During our 2025 fiscal year, each of our current directors attended at least 75% of all Board meetings and the meeting of the committees on which they served (during the period for which they served).

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer, which is a “code of ethics” as defined by applicable SEC rules. The purpose and role of this code is to, among other things, focus our directors, officers and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct and to help enhance and formalize our culture of integrity, honesty and accountability. If we make any amendments to this code, other than technical, administrative or other non-substantive amendments, or grant any waivers, including implicit waivers, from any provision of this code that applies to our Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, and that relates to an element of the SEC’s “code of ethics” definition, then we will disclose the nature of the amendment or waiver in the “Governance” section of our investor relations/corporate governance website https://ir.heartsciences.com.

Insider Trading Policy

We have adopted an Insider Trading Policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations and Nasdaq listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our 2025 Annual Report. In addition, with regard to our trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee was at any time during the 2025 fiscal year, or at any other time, an officer or employee of our Company, and no member had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves as a member of the compensation committee of any other company of which any member of the Compensation Committee or our Board of Directors is an executive officer, or (ii) serves as a member of the Board of Directors of any other company of which any member of the Compensation Committee is an executive officer.

Policy Regarding Attendance at Annual Meetings of Stockholders

We do not have a policy with regard to board members’ attendance at annual meetings. We expect that our Chairman and one or more of the other directors will attend our annual meeting or stockholders or at any adjournment or postponement thereof.

Nominations to the Board of Directors

General — Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Our board of directors’ candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment. In addition, directors must have time available to devote to our board of directors activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company.

Our Nominating and Corporate Governance Committee assists our board of directors in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness.

Changes to the Procedures by Which Security Holders May Recommend Nominees to Our Board of Directors — During our 2025 fiscal year, there were no material changes to the procedures by which our security holders may recommend nominees to our board of directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who own more than 10% of our common stock to file initial reports of ownership and changes in ownership of our common stock and other equity securities with the SEC. These individuals are required by the regulations of the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of the forms furnished to us, and written representations from reporting persons that no Forms 5 were required to report delinquent filings, we believe that all filing requirements applicable to our officers, directors and 10% beneficial owners were complied with during the fiscal year ended April 30, 2025.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following includes a summary of transactions since May 1, 2024 to which we have been a party, in which the amount involved in the transaction exceeded $120,000 (which was less than 1% of the average of our total assets at year-end for our last two completed fiscal years), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described in this Proxy Statement below under the section captioned “Executive Compensation.”

$1M Loan and Security Agreement

In April 2020, the Company entered into a loan and security agreement (the “$1M Loan and Security Agreement”) pursuant to which a secured promissory note in the original principal amount of $500,000 was issued to each of FRV (the “FRV Note”) and John Q. Adams (the “JQA Note”), who were both shareholders of the Company at the time of issuance. John Q. Adams was also a Director of the Company at the time of entering into the $1M Loan and Security Agreement. Each party committed to lend a principal amount of $500,000, totaling $1,000,000, and the loan was drawn in three installments of $300,000 upon execution of the loan agreement, $350,000 on or about July 2, 2020 and $350,000 on or about September 4, 2020. The loan accrued interest at a rate of 12% per annum, compounded annually, payable at maturity. The Company is also required to pay default interest at a rate of 18% per annum, compounded annually, on any unpaid amounts after the applicable due date until the loan amounts are fully re-paid. The loan is collateralized by substantially all of the Company’s assets and intellectual property, except for the secured interest on the covered technology as discussed in Note 8.

The loan had an original maturity date of September 30, 2021, which was amended in September 2021 making the note repayable on demand. The loan was amended in November 2021, extending the maturity to September 30, 2022; further amended in May 2022 to extend the maturity to September 30, 2023; amended again in January 2023 to (i) further extend the maturity date of the FRV Note to September 30, 2024, on which date the principal amount and all accrued interest thereon would be due and payable; and (ii) amend the dates on which principal and accrued interest was due under the JQA Note, such that interest accrued since June 28, 2022 would be due and payable on September 30, 2023, and the principal amount together with all accrued interest after September 30, 2023 would be due and payable on March 31, 2024.

In connection with the amendment in May 2022, the Company agreed to pay Mr. Adams all accrued but unpaid interest on his note prior to September 30, 2022.

In October 2023, the Company issued to FRV and Mr. Adams warrants (“$1M Lender Warrants”) to purchase an aggregate of 2,000 shares of Common Stock as consideration for the extension of the interest maturity date to one lender.

On November 16, 2023, the Company entered into a note conversion letter agreement with John Q. Adams (the “Adams Note Conversion Letter Agreement”). Pursuant to the Adams Note Conversion Letter Agreement, in consideration for the conversion of the principal and interest in the amounts of $585,006 due under the JQA Note, on November 16, 2023, the Company: (1) issued 36,563 shares of Common Stock to Mr. Adams; and (2) entered into a Warrant Amendment Agreement with Mr. Adams, amending the $1M Lender Warrants owned by Mr. Adams to reduce the exercise price of an aggregate of 1,076 $1M Lender Warrants to $16.00 per share (the “Adams Warrant Amendment”).

On August 19, 2024, the Company and FRV entered into Amendment No. 6 to the Loan and Security Agreement to further extend the maturity date of the FRV Note to September 30, 2025 and pay the outstanding accrued interest as follows: (i) a payment of all accrued interest outstanding within five (5) business days of execution of the agreement; (ii) a payment of accrued interest on September 30, 2024 and (iii) thereafter all accrued interest due shall be payable at maturity. The Company may elect to repay all or any part of the FRV Note, as amended, in its sole discretion at any time prior to the extended maturity date, provided such repayment shall not be less than $50,000 and shall first be applied to accrued interest and thereafter to outstanding principal. During the year ended April 30, 2025, the Company paid approximately $305,000 in accrued interest to FRV.

On September 26, 2025, the Company and FRV entered into Amendment No. 7 of the Loan and Security Agreement to further extend the maturity date to September 30, 2026 and pay the outstanding accrued interest as follows: (i) a payment of accrued interest on or before September 30, 2025 and (ii) thereafter all accrued interest due shall be payable at maturity. The Company may elect to repay all or any part of the FRV Note, as amended, in its sole discretion at any time prior to the extended maturity date, provided such repayment shall not be less than $50,000 and shall first be applied to accrued interest and thereafter to outstanding principal. In October 2025, the Company paid approximately $61,000 in accrued interest to FRV.

Agreements with Mount Sinai

On September 20, 2023, the Company entered into License Agreements with Mount Sinai to commercialize a range of AI cardiovascular algorithms developed by Mount Sinai as well as a memorandum of understanding for ongoing cooperation encompassing de-identified data access, on-going research, and the evaluation of the MyoVista wavECG. The License Agreements, of which there are eleven (11) in total, cover rights to thirteen (13) AI cardiovascular algorithms, two (2) data science methods for use with ECG waveforms and three (3) filed patents.

The closing of the transactions contemplated under the Securities Purchase Agreement (the “MTS Transaction”), dated as of September 20, 2023 (the “Securities Purchase Agreement”), by and between the Company and Mount Sinai, and the effectiveness of the licenses under the License Agreements, were subject to the satisfaction or waiver of certain closing conditions.

On November 16, 2023, and pursuant to the Securities Purchase agreement, the Company issued to Mount Sinai the following:

●	48,549 shares of Common Stock (the “Consideration Shares”);

●	pre-funded warrants to purchase up to 7,107 shares of Common Stock, with an exercise price per share of $0.001, which warrants were issued in lieu of shares of Common Stock issuable to Mount Sinai to ensure that the number of shares of Common Stock held by Mount Sinai does not exceed the Beneficial Ownership Limitation (the “MTS Pre-Funded Warrants”); and

●	Common stock warrants to purchase up to 9,142 shares of Common Stock, having an exercise price per share equal to $50.60, (the “MTS Warrants” and collectively with the Consideration Shares and the MTS Pre-Funded Warrants, the “MTS Securities”).

On December 1, 2023, the Company satisfied all material closing conditions of the Mount Sinai Securities Purchase Agreement and the MTS Warrants thereafter became fully exercisable by Mount Sinai. Registration rights related to the MTS Securities provide that on or prior to the date of one hundred and fifty days (150) days after the closing date, the Company shall prepare and file with the SEC a Registration Statement on Form S-1 (or such other form as applicable) covering the resale under the Securities Act of the MTS Securities issued to Mount Sinai, subject to any limitations imposed by the Nasdaq Rules. On March 5, 2024, the Company filed with the SEC a Registration Statement on Form S-1 registering the resale of the MTS Securities issued to Mount Sinai and the Registration Statement on Form S-1 was declared effective on March 13, 2024.

Agreements with Front Range Ventures

Pursuant to the FRV Side Letter, FRV has the right to designate a director of the Company, which has not been exercised as of the date of our 2025 Annual Report.

Employment Arrangements

The relationships and related party transactions described herein are in addition to any employment arrangements with our executive officers and directors, which are described in this Proxy Statement below under “Executive Compensation — Named Executive Officer Employment Agreements.”

Policies and Procedures for Transactions with Related Persons

Our Board of Directors has adopted a formal, written related party transactions policy setting forth the Company’s policies and procedures for the review, approval, or ratification of “related party transactions.” For these purposes, a “related party” is (i) any person who is or was an executive officer, director, or director nominee of the Company at any time since the beginning of the Company’s last fiscal year, (ii) a person who is or was an immediate family member of an executive officer, director, director nominee at any time since the beginning of the Company’s last fiscal year, (iii) any person who, at the time of the occurrence or existence of the transaction, is the beneficial owner of more than 5% of any class of the Company’s voting securities, (iv) any person who, at the time of the occurrence or existence of the transaction, is an immediate family member of a shareholder owning more than 5% of any class of the Company’s voting securities or (v) any entity that, at the time of the occurrence or existence of the transaction, is an entity in which a director of the Company is a partner, shareholder or executive officer or otherwise over which such director has influence or control. This policy applies to any transaction between the Company and a related party other than the following:

●	Transactions available to all employees generally; and

●	Transactions, which when aggregated with the amount of all similar transactions, involve less than $5,000.

Any related party transaction subject to this policy may only be consummated or may continue only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the transaction is approved by the disinterested members of the Board of Directors. In addition, if the transaction involves compensation, the compensation must have been approved by the Compensation Committee.

Our Audit Committee will analyze the following factors, in addition to any other factors the members of the Audit Committee deem appropriate, in determining whether to approve a related-person transaction:

●	The benefits to the Company;

●	The impact on a director’s independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer or otherwise over which such director has influence or control;

●	The availability of other sources for comparable products or services;

●	The terms of the related party transaction; and

●	The terms available to unrelated third parties or to employees generally.

Our Audit Committee shall approve only those related party transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Audit Committee determines in good faith.

PROPOSAL NO. 2 — APPROVAL OF AN INCREASE OF THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY’S 2023 EQUITY INCENTIVE PLAN TO 1,250,000 SHARES PLUS THE EVERGREEN SHARES

Overview

Our Board of Directors believes it is in the best interests of the Company and its shareholders to amend our 2023 Equity Incentive Plan, as amended (the “Plan”), to increase the maximum aggregate number of shares of our common stock reserved for issuance under the Plan from 85,000, plus such number of shares of our common stock, which is equal to the lesser of (i) 25% of the total number of shares of all classes of our common stock and our Preferred Stock, as converted to common stock, outstanding on the last day of each the immediately preceding fiscal year, and (ii) a lesser number of shares of our common stock determined by the Administrator (as defined in the Plan) (collectively, the “Evergreen Shares”), collectively to 1,250,000 shares of our common stock plus the Evergreen Shares, including shares previously issued under the Plan (the “Plan Shares Increase Amendment”), subject to stockholder approval.

On July 9, 2025, our Board of Directors approved the Plan Amendment No. 2 to increase the maximum aggregate number of shares of our common stock reserved for issuance under the Plan from 85,000 plus the Evergreen Shares, collectively to 1,000,000 shares of common stock plus the Evergreen Shares. On December 3, 2025, our Board of Directors also approved Plan Amendment No. 3 to further increase the maximum aggregate number of shares of our common stock reserved for issuance under the Plan from 1,000,000 shares of our common stock plus the Evergreen Shares, collectively to 1,250,000 shares of our common stock plus the Evergreen Shares, including shares previously issued under the Plan, subject to stockholder approval.

Our Board of Directors believes that the Plan is an integral part of our long-term compensation philosophy and the Plan Shares Increase Amendment is necessary to continue providing the appropriate levels and types of equity compensation for our employees, executive officers, directors and consultants. The Plan Shares Increase Amendment shall be considered and voted upon by the shareholders of the Company at the Annual Meeting. If approved by our shareholders, the Plan Shares Increase Amendment will become effective upon such approval.

New Plan Benefits under the Plan as Amended

The table below shows, as to each of our executive officers named in the Summary Compensation Table of this Proxy Statement, each of our directors and the various indicated individuals and groups, the awards granted between April 1, 2024 and January 31, 2026 under the Plan that are subject to approval by our shareholders of the Plan Shares Increase Amendment. Future benefits under the Plan as amended as described in this Proposal No. 2 generally will be granted at the discretion of the Compensation Committee or our Board of Directors and are therefore not currently determinable.

Name	Title	Stock Options Granted Under Plan* (1)	Restricted Stock Units Granted Under the Plan*(2)
Andrew Simpson (3)	President, Chief Executive Officer, Chairman of the Board of Directors	$819,577	$187,600
Mark Hilz (4)	Chief Operating Officer, Secretary and Director	$670,563	$117,900
Danielle Watson (5)	Chief Financial Officer and Treasurer	$74,507	$39,300
Bruce Bent (6)	Director	$74,507	$47,550
David R. Wells (7)	Director	$74,507	$47,550
Brian Szymczak (8)	Director	$74,507	$35,100
All current executive officers as a group (3 persons) (9)		$1,564,647	$344,800
All current directors who are not executive officers as a group (3 persons) (9)		$223,521	$130,200

*	Award of options or RSUs that are subject to approval by our shareholders of the Plan Shares Increase Amendment.
(1)	Reflects the grant date fair value of the awards, as calculated for financial statement reporting purposes in accordance with Accounting Standards Codification (ASC) No. 718, Compensation – Stock Compensation, or similar methodology for those awards that are subject to approval by our shareholders of the Plan Shares Increase Amendment. These values have been determined based on the assumptions set forth in Note 13 to our consolidated financial statements included in our 2025 Annual Report. See “2025 Outstanding Equity Awards at Fiscal-Year-End” below, for a description of those stock option awards.
(2)	The fair value of restricted stock units is estimated using the closing price of the Company’s common stock on the date of grant.
(3)	Includes (i) options to purchase 275,000 shares of our common stock granted by the Compensation Committee on July 8, 2025, and (ii) 70,000 shares of restricted common stock approved by the Compensation Committee on November 25, 2025.
(4)	Represents (i) options to purchase 225,000 shares of our common stock granted by the Compensation Committee on July 8, 2025, and (ii) 45,000 RSUs approved by the Compensation Committee on November 25, 2025.

(5)	Represents options to purchase 25,000 shares of our common stock granted by the Compensation Committee on July 8, 2025, and (ii) 15,000 RSUs approved by the Compensation Committee on November 25, 2025.

(6)	Represents options to purchase 25,000 shares of our common stock granted by the Compensation Committee on July 8, 2025, and (ii) 15,000 RSUs approved by the Compensation Committee on November 25, 2025.

(7)	Represents options to purchase 25,000 shares of our common stock granted by the Compensation Committee on July 8, 2025, and (ii) 15,000 RSUs approved by the Compensation Committee on November 25, 2025.

(8)	Represents options to purchase 25,000 shares of our common stock granted by the Compensation Committee on July 8, 2025, and (ii) 15,000 RSUs approved by the Compensation Committee on November 25, 2025.

(9)	Represents applicable RSUs and options granted by the Compensation Committee as summarized in the footnotes above.

2023 Equity Incentive Plan

On March 15, 2023, our Board of Directors adopted the Plan, subject to shareholder approval. Our shareholders approved the Plan at our 2023 annual meeting of shareholders held on January 17, 2024. The Plan provides for the grant of nonstatutory stock options, incentive stock options, restricted stock, restricted stock units, performance units, performance shares, and other share-based awards. All of our employees, officers and directors, as well as consultants and advisors, are eligible to receive awards under the Plan.

Pursuant to the Plan, as amended on November 27, 2023 (the “Plan Amendment No. 1”), we were authorized to issue up to 85,000 shares of our common stock plus (i) any shares of our common stock subject to options that expire or otherwise terminate without having been exercised in full, are tendered to or withheld by us for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by us due to failure to vest, with the maximum number of shares of our common stock to be added to the Plan under this clause (ii) equal to 8,322 shares of our common stock. The number of shares of our common stock reserved for issuance under the Plan, as amended by the Plan Amendment No. 1, was subject to automatic increase on the first day of each of our fiscal years beginning with the fiscal year beginning May 1, 2024 by the number of Evergreen Shares. On July 9, 2025, our Board of Directors approved the Plan Amendment No. 2 to increase the maximum aggregate number of shares of our common stock reserved for issuance under the Plan from 85,000 plus the Evergreen Shares, collectively to 1,000,000 shares of common stock plus the Evergreen Shares. On December 3, 2025, our Board of Directors also approved Plan Amendment No. 3 to further increase the maximum aggregate number of shares of our common stock reserved for issuance under the Plan from 1,000,000 shares of our common stock plus the Evergreen Shares, collectively to 1,250,000 shares of our common stock plus the Evergreen Shares, including shares previously issued under the Plan, subject to stockholder approval.

The Plan Shares Increase Amendment shall be considered and voted upon by the shareholders of the Company at the Annual Meeting. If approved by our shareholders, the Plan Shares Increase Amendment will become effective upon such approval.

As described below, incentive awards authorized under the Plan include, but are not limited to, incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If an incentive award granted under the Plan expires, terminates, is unexercised or is forfeited, or if any shares are surrendered to us in connection with the exercise of an incentive award, the shares subject to such award and the surrendered shares will become available for further awards under the Plan. Set forth below is the summary of the principal features of the Plan.

Administration — The Plan is administered by our Compensation Committee or our Board of Directors in the absence of such a committee. Subject to the terms of the Plan, the Plan administrator may select participants to receive awards, determine fair market value of our shares, determine the types of awards and terms and conditions of awards and interpret provisions of the Plan, to institute an exchange program (without stockholder approval) pursuant to which outstanding awards may be surrendered or cancelled in exchange for awards of the same type (which may have lower exercise prices and different terms), awards of a different type, and/or cash (except that the Plan administrator may not, without stockholder approval, reprice any options or pay cash or issue new options in exchange for the surrender and cancellation of outstanding options), modify awards granted under the Plan, and make all other determinations deemed necessary or advisable for administering the Plan.

Grants — The Plan authorizes the grant to participants of nonqualified stock options, incentive stock options, restricted stock awards, restricted stock units, performance shares, performance units or other share-based rewards intended to comply with Section 162(m) of the Code and SARs, as described below:

●	Options granted under the Plan entitle the grantee, upon exercise, to purchase up to a specified number of shares from us at a specified exercise price per share. The exercise price for shares of our common stock covered by an option generally cannot be less than the fair market value of our common stock on the date of grant unless agreed to otherwise at the time of the grant. In addition, in the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of our Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value of our common stock on the date of grant.

●	Restricted stock awards and restricted stock units may be awarded on terms and conditions established by the Compensation Committee or our Board of Directors, which may include performance conditions for restricted stock awards and the lapse of restrictions on the achievement of one or more performance goals for restricted stock units.

●	The Compensation Committee or our Board of Directors may make performance grants, each of which will contain performance goals for the award, including the performance criteria, the target and maximum amounts payable, and other terms and conditions.

●	The Plan authorizes the granting of stock awards. The Compensation Committee or our Board of Directors will establish the number of shares of our common stock to be awarded (subject to the aggregate limit established under the Plan upon the number of shares of our common stock that may be awarded or sold under the Plan) and the terms applicable to each award, including performance restrictions.

Non-Transferability of Awards — Unless the Plan administrator provides otherwise, the Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Certain Adjustments — In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the Plan, the Plan administrator will adjust the number and class of shares that may be delivered under the Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the Plan.

Dissolution, Liquidation — The Plan provides that in the event of a proposed dissolution or liquidation of our Company, to the extent it has not been previously exercised, an award will terminate immediately prior to the consummation of such proposed action.

Dividends or Dividend Equivalents for Performance Awards — Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a participant if and to the extent that the underlying award is earned.

Merger, Change of Control — The Plan provides that in the event of a merger or a change of control, as defined under the Plan, each outstanding award will be treated as the Plan administrator determines, including, without limitation, that each award will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation.

Duration, Amendment, and Termination — Our Board of Directors has the power to amend, suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time. No change may be made that increases the total number of shares of our common stock reserved for issuance pursuant to incentive awards or reduces the minimum exercise price for options or exchange of options for other incentive awards, unless such change is authorized by our stockholders within one year of such change. Unless sooner terminated, the Plan would terminate ten years after it was adopted.

Forfeiture Provisions — The Plan administrator may provide by rule or regulation or in any award agreement, or may determine in any individual case, the circumstances in which awards shall be paid or forfeited in the event a participant ceases to be employed by us, or to provide services to us, prior to the end of a performance period, period of restriction or the exercise, vesting or settlement of such award. Except as set forth for options, generally awards will be forfeited if not earned or vested upon termination, unless otherwise provided for in an award agreement.

Adjustments for Stock Dividends and Similar Events — The Plan administrator will make appropriate adjustments in outstanding awards and the number of shares of our common stock available for issuance under the Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

Equity Compensation Plan Information

The following table reflects the number of shares of our common stock issuable upon the exercise of awards granted under our equity compensation plans, including the Plan, approved and not approved by shareholders and the weighted average exercise price for such awards as of April 30, 2025.

Name of Plan(1)	Number of shares of common stock to be issued upon exercise of outstanding options, warrants and rights	Weighted- Average Exercise Price of Outstanding Options ($)	Number of shares remaining available for issuance under equity compensations plans (excluding the shares reflected in column(1)
Equity compensation plans approved by security holders	172,315	$8.82	124,064
Equity compensation plans not approved by security holders	—	—	—
Total	172,315	$8.82	124,064

(1)	Represents securities issued under the Plan.

The Plan provides for the grant of incentive stock options, qualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, and performance shares or units and cash awards. Awards may be granted under the Plan to our employees, officers, directors and consultants.

Equity Awards Are an Integral Component of Our Compensation Program

Equity awards have been historically and, we believe, will continue to be an integral component of our overall compensation program for our employees, officers and directors. Approval of the Plan Shares Increase Amendment will allow us to continue to grant stock options and other equity awards at levels we determine to be appropriate in order to attract new employees, officers and directors, retain our existing employees and officers and to provide incentives for such persons to exert maximum efforts for our success and ultimately increase stockholder value. The Plan allows us to utilize a broad array of equity incentives with flexibility in designing such incentives, including traditional option grants, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, and other stock awards.

We encourage stockholders to read the full text of the Plan, as amended by the Plan Amendment No. 1, the Plan Amendment No. 2 and the Plan Amendment No. 3, in its entirety which is set forth on Appendix A-1-1, Appendix A-1-2, Appendix A-1-3 and Appendix A-1-4, respectively, to this Proxy Statement.

Vote Required

Provided that a quorum is present, this proposal will be approved if the number of shares voted in favor of the proposal exceeds the number of shares voted against. Shares that are not represented at the Annual Meeting, and abstentions and broker non-votes, if applicable, with respect to this proposal, will have no effect on the outcome of the voting on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THIS PROPOSAL NO. 2.

PROPOSAL NO. 3 — APPROVAL OF A PROPOSED AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF FORMATION TO PROVIDE FOR EXCULPATION OF OFFICERS OF THE COMPANY FROM PERSONAL LIABILITY UNDER CERTAIN CIRCUMSTANCES AS ALLOWED BY TEXAS LAW

The Board of Directors has approved, and recommends the Company’s shareholders approve of, an amendment of the Company’s Amended and Restated Certificate of Formation, as heretofore amended or supplemented (the “Existing Certificate of Formation”). The amendment to the Existing Certificate of Formation (the “Certificate of Amendment”) would authorize the exculpation of officers of the Company in limited circumstances as allowed by Texas law.

Background

The Texas Business Organizations Code, as amended (the “TBOC”), has long permitted Texas corporations to exculpate directors from certain liabilities, and the Existing Certificate of Formation has included such an exculpatory provision. Until recent changes to the TBOC of the State of Texas were enacted, Texas corporations were not able to provide similar protection to officers. Effective September 1, 2025, the State of Texas enacted legislation through Senate Bill 2411 (the “TBOC Amendment”) that permits Texas corporations to limit or eliminate the liability of officers for monetary damages for an act or omission taken by the officer in his or her capacity as an officer of the entity. The TBOC Amendment provides exculpation to officers of the corporation to the same extent already permitted for directors under Texas law, subject to the limitations imposed by the TBOC. The TBOC Amendment provides that an officer of a corporation will not be liable to the corporation or its shareholders for monetary damages for any act or omission in an officer's capacity as an officer, to the fullest extent permitted by applicable Texas law. Notwithstanding the foregoing, the proposed TBOC Amendment does not eliminate or limit liability to the extent that Texas law expressly prohibits such elimination or limitation. Under the TBOC as currently in effect, exculpation is not available for: (i) breaches of the duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; or (iii) any transaction in which the director or officer derived an improper personal benefit.. In light of this update, the Company is proposing to amend Article Ten of the Existing Certificate of Formation to authorize exculpating the Company’s officers from liability as permitted by Texas law, as it exists or may hereafter be amended.

This description of the proposed Certificate of Amendment is a summary and is qualified by the full text of the proposed Certificate of Amendment of the Company, which is attached to this proxy statement as Appendix B. You should read Appendix B in its entirety before making a decision as to how to vote your shares in connection with this Proposal No. 3.

Rationale

The Board believes it is appropriate to provide protection to the Company’s officers to the fullest extent permitted by the TBOC. Under the proposed Certificate of Amendment, the exculpation rights of our officers would be similar to, but more limited than, the protections available to our directors. In recent years, plaintiffs have employed a tactic of bringing claims against officers of a corporation, in addition to directors, to heighten settlement leverage or improve settlement value. Such claims would typically be dismissed against the directors entitled to exculpation rights under their corporation's charter, but not the officers. The nature of the officer role often requires officers to make difficult decisions on crucial matters, frequently on a time-sensitive basis. The proposed Certificate of Amendment would enable our officers to exercise their business judgment in furtherance of the interests of the Company and our shareholders without the potential for distraction posed by the risk of personal liability. In addition, some of our peer companies have already adopted, and the Board expects other peer companies to adopt, exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Certificate of Amendment could impact our recruitment and retention of officers. Therefore, the adoption of the proposed Certificate of Amendment could benefit our shareholders by reducing threatened litigation and related costs, helping to control insurance costs, and enhancing recruiting and retention of skilled officers. The Board believes that the limited scope of the exculpation provided to the Company’s officers under the TBOC Amendment and the proposed Certificate of Amendment strikes an appropriate balance between shareholders’ interest in accountability of our officers and their interest in the benefits provided to the Company be the proposed Certificate of Amendment. Accordingly, the Board believes that the proposal to extend exculpation to the Company’s officers is in the best interests of the Company and our shareholders.

The proposed Certificate of Amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer, or as a result of any pending litigation.

Vote Required

If a quorum is present, the affirmative vote of a majority of the aggregate of (i) the shares of our common stock and (ii) the shares of our common stock issuable upon conversion of Series C Preferred Stock, issued and outstanding as of the Record Date, voting together as a single class, is required to approve an amendment to our Certificate of Formation to provide for exculpation of officers of the Company from personal liability under certain circumstances as allowed by Texas law. For purposes of this vote, abstentions and broker non-votes will have an effect of a vote “AGAINST” this Proposal No. 3.

If this Proposal No. 3 is approved by our shareholders, the Certificate of Amendment will be effective immediately upon its filing with the Secretary of State of the State of Texas, which we intend to do promptly after shareholder approval is obtained. If this Proposal No. 3 is not approved by our shareholders, the Certificate of Amendment will not be filed with the Secretary of State of the State of Texas and will not become effective, and the Company’s Existing Certificate of Formation will remain unchanged.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THIS PROPOSAL NO. 3.

PROPOSAL NO. 4 — RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors has appointed Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending April 30, 2026. Haskell & White LLP (“HW”) was engaged as our independent registered public accounting firm in May 2023. Representatives of HW are expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they so desire.

Shareholder ratification of the appointment of HW is not required by our bylaws or otherwise. However, our Board of Directors is submitting the appointment of HW to the shareholders for ratification as a matter of good corporate governance practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain HW. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2026 fiscal year if it determines that such a change would be in the best interests of us and our shareholders.

Vote Required

The affirmative vote of a majority of the votes cast on this matter at the Annual Meeting is required to ratify the appointment of HW as our independent registered public accounting firm. For purposes of this vote, abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
FOR THIS PROPOSAL NO. 4.

Audit and Non-Audit Fees

Audit Fees

The following table sets forth the aggregate fees billed by Haskell & White, LLP, our independent registered public accounting firm during the fiscal years ended April 30, 2025 and 2024 for the services performed for our Company (in thousands):

	Year Ended April 30,
	2025	2024
Audit Fees(1)	$96,000	$98,600
Audit Related Fees(2)	87,000	109,785
Total Fees	$183,000	$208,385

(1)	Audit fees relate to professional services rendered in connection with the audit of the Company's annual financial statements, quarterly review of financial statements and audit services provided in connection with other statutory and regulatory filings.
(2)	Fees related to our registration statement filings.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. During the years ended April 30, 2025 and 2024, all of the services performed by our independent registered public accounting firm were pre-approved by the Audit Committee. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent.

PROPOSAL NO. 5 — ADJOURNMENT

General

We are asking our shareholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the shareholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is required to approve this Proposal No. 5. Abstentions will have the same effect as the vote “AGAINST” this Proposal No. 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 5.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Audit Committee’s purpose is to assist our Board of Directors in its general oversight of our accounting, auditing and financial reporting practices. Management is primarily responsible for our financial statements, systems of internal controls and compliance with applicable legal and regulatory requirements. Our auditor, HW, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the committee certify that our registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm and the experience of the committee’s members in business, financial and accounting matters.

The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended April 30, 2025 with our management. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received the written disclosures required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence. Based on the foregoing, the Audit Committee has recommended to our Board of Directors that the audited financial statements be included in our 2025 Annual Report, and such audited financial statements were included, in our 2025 Annual Report, for filing with the SEC.

Respectfully submitted by:

The Audit Committee of the Board of Directors

Bruce Bent (Chairman)
David R. Wells
Brian Szymczak

EXECUTIVE COMPENSATION

Our, consisting of our principal executive officer and the next two most highly compensated executive officers as of April 30, 2025 (the “Named Executive Officers”), were:

●	Andrew Simpson, President, Chief Executive Officer, Chairman and Director;

●	Mark Hilz, Chief Operating Officer and Secretary; and

●	Danielle Watson, Chief Financial Officer and Treasurer.

2025 Summary Compensation Table

The following table sets forth summary compensation information for our Named Executive Officers. We had no other executive officers during our 2025 fiscal year and 2024 fiscal year. The following table includes all compensation earned by the Named Executive Officers for the respective period, regardless of whether such amounts were actually paid during the period

Name and Position	Fiscal Years	Salary($)	Bonus ($)	Option Awards($)(1)	Total($)
Andrew Simpson	2025	345,833	65,000	116,341	527,174
President, Chief Executive Officer and Chairman of the Board of Directors	2024	300,000	—	—	300,000
Mark Hilz	2025	337,879	65,000	116,341	519,220
Chief Operating Officer and Secretary	2024	300,000	—	—	300,000
Danielle Watson	2025	203,674	30,000	23,268	256,942
Chief Financial Officer and Treasurer	2024	179,317	—	—	179,317

(1)	Represents the full grant date value of the stock award or option grant, as applicable, calculated in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Our policy and assumptions made in the valuation of share-based payments are contained in Note 6 Stock-based Compensation to our 2025 fiscal year financial statements. The value of option awards presented in the Summary Compensation Table reflects the grant date fair value of the awards and does not correspond to the actual value that will be recognized by the Named Executive Officers.

2025 Outstanding Equity Awards at Fiscal Year End

The following table shows outstanding option awards granted to our Named Executive Officers as of April 30, 2025:

	Option Awards				Stock Awards
Name / Grant Date	Number of Securities Underlying Unexercised Options (#) Vested (1)	Number of Securities Underlying Unexercised Options (#) Unvested (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)
Andrew Simpson
May 1, 2016	190	—	1,221	May 1, 2026
September 1, 2019	303	—	129	September 1, 2029
November 6, 2020	265	—	116	November 6, 2030
March 1, 2022	265	—	347	March 1, 2032
March 20, 2023	2,000	1,000	97	March 20, 2033
January 16, 2025	—	45,000	3.33	January 16, 2035
Mark Hilz
May 1, 2016	190	—	1,221	May 1, 2026
September 1, 2019	303	—	129	September 1, 2029
November 6, 2020	265	—	116	November 6, 2030
March 1, 2022	265	—	347	March 1, 2032
March 20, 2023	2,000	1,000	97	March 20, 2033
January 16, 2025	—	45,000	3.33	January 16, 2035
Danielle Watson
February 1, 2022	46	—	347	February 1, 2032
March 1, 2022	46	—	347	March 1, 2032
March 20, 2023	502	248	97	March 20, 2033
January 16, 2025	—	9,000	3.33	January 16, 2035

(1)	Represents options to purchase shares of common stock.

Change in Control Provisions

For a more detailed description of the “change in control” provisions applicable to our Named Executive Officers under their employment agreements, see “Named Executive Officer Employment Agreements” below.

Named Executive Officer Employment Agreements

The material terms of employment agreements with the Named Executive Officers previously entered into by our Company are described below.

Employment Agreement with Andrew Simpson

On April 5, 2022, we entered into an employment agreement with Mr. Simpson, which automatically renews at the end of each one-year term unless otherwise terminated in accordance with its terms, and who currently has an annual salary of $350,000. If Mr. Simpson’s employment is terminated by us for “Just Cause” or by Mr. Simpson for “Constructive Termination” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will pay Mr. Simpson certain accrued obligations and prior year bonus amounts, if any and we will continue to cover costs for Mr. Simpson’s health insurance and other benefits, if any, to which he may be entitled under our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Simpson’s employment agreement contains covenants relating to certain restrictive covenants, such as a non-compete, a non-solicitation covenant restricting his ability to solicit employees of our Company, and the requirement that they devote their full time and attention to the business of our Company.

The Compensation Committee authorized a discretionary cash bonus of $250,000 to Mr. Simpson contingent upon certain performance based criteria and fully vested restricted stock units in the amount of $250,000. The cash bonus is payable within 60-days of the earlier of (i) FDA clearance of MyoVista Device (including AI algorithm) (the “FDA Device Clearance”), (ii) FDA clearance of the MyoVista Insights Cloud Platform together with first AI algorithm (the “FDA Cloud Platform and AI Clearance”), or upon a Change of Control (as defined in Mr. Simpson’s Employment Agreement).

On July 9, 2025, a total of 68,750 restricted stock units were granted to Mr. Simpson, which will vest immediately upon the earlier of (i) FDA Device Clearance, (ii) FDA Cloud Platform and AI Clearance, or upon a Change of Control.

On December 3, 2025, a total of 70,000 shares of our common stock were granted to Mr. Simpson, which shall vest subject to the satisfaction of all of the following conditions with respect to the applicable portion of the shares: (i) approval of any amendment or modification to or restatement of the Plan, which, among other things, contemplates this award; and (ii)(x) 1/3rd of these shares shall vest on the one-year anniversary of the grant date (the “Initial Vesting Date”) and (y) thereafter, 1/12th of these shares shall vest on each subsequent quarterly anniversary of the Initial Vesting Date (each an “Additional Initial Vesting Date” and together with the Initial Vesting Date, the “Vesting Dates”), such that all of these shares shall fully vest on the three-year anniversary of the grant date, in each case provided that Mr. Simpson is continuously employed by and is in good standing with the Company and his employment agreement (as amended, the “Employment Agreement”) is in effect, through each applicable Vesting Date (except as otherwise provided below). Notwithstanding the foregoing or anything to the contrary in his Employment Agreement, Mr. Simpson shall not be required to be employed or perform any services to the Company under his Employment Agreement as of any applicable Vesting Date if Mr. Simpson is terminated or otherwise let go by the Company for any reason or no reason other than Just Cause (as defined in his Employment Agreement) (for the avoidance of doubt, if Mr. Simpson resigns or otherwise voluntarily departs, such resignation or voluntary termination shall not be deemed to satisfy this requirement with respect to the applicable Vesting Date). 100% of the shares shall vest (x) in the event of a Change of Control, with such vesting effective immediately before the consummation of such event, or (y) if the Company achieves $250,000 or more of revenue in any fiscal quarter ending after November 28, 2025.

Employment Agreement with Mark Hilz

On April 5, 2022, we entered into an employment agreement with Mr. Hilz, which automatically renews at the end of each one-year term unless otherwise terminated in accordance with its terms, who currently has an annual salary of $340,000. If Mr. Hilz’s employment is terminated by us for “Just Cause” or by Mr. Hilz for “Constructive Termination” (each as defined in his employment agreement, subject to our right to cure), he will be entitled to termination benefits, pursuant to which we will pay Mr. Hilz certain accrued obligations and prior year bonus amounts, if any and we will continue to cover costs for Mr. Hilz’s health insurance and other benefits, if any, to which the he may be entitled under the our medical plans from the termination date through and inclusive of the lesser of twelve months or the period through the date on which he obtains other coverage. Mr. Hilz’s employment agreement covenants relating to certain restrictive covenants, such as a non-compete, a non-solicitation covenant restricting his ability to solicit employees of our Company, and the requirement that they devote their full time and attention to the business of our Company.

The Compensation Committee authorized a discretionary cash bonus of $250,000 to Mr. Hilz contingent upon certain performance based criteria and fully vested restricted stock units in the amount of $250,000. The cash bonus is payable within 60-days of the earlier of (i) FDA clearance of MyoVista Device (including AI algorithm) (the “FDA Device Clearance”), (ii) FDA clearance of the MyoVista Insights Cloud Platform together with first AI algorithm (the “FDA Cloud Platform and AI Clearance”), or upon a Change of Control (as defined in Mr. Hilz’s employment agreement).

On July 9, 2025, a total of 56,250 RSUs were granted to Mr. Hilz, which will vest immediately upon the earlier of (i) FDA Device Clearance, (ii) FDA Cloud Platform and AI Clearance, or upon a Change of Control.

On December 3, 2025, a total of 45,000 RSUs were granted to Mr. Hilz, which shall vest subject to the satisfaction of all of the following conditions with respect to the applicable portion of the RSUs: (i) approval of any amendment or modification to or restatement of the Plan, which, among other things, contemplates the award of these applicable RSUs; and (ii)(x) 1/3rd of the RSUs shall vest on the Initial Vesting Date and (y) thereafter, 1/12th of the Officer RSUs shall vest on each subsequent Additional Initial Vesting Date, such that all of these shares shall fully vest on the three-year anniversary of the grant date, in each case provided that Mr. Hilz is continuously employed by and is in good standing with the Company and employment agreement with the Company is in effect, through each applicable Vesting Date (except as otherwise provided below). Notwithstanding the foregoing or anything to the contrary in Mr. Hilz’s employment agreement, Mr. Hilz shall not be required to be employed or perform any services to our Company under his employment agreement as of any applicable Vesting Date if Mr. Hilz is terminated or otherwise let go by our Company for any reason or no reason other than Just Cause (as defined in his employment agreement). 100% of the RSUs shall vest (x) in the event of a Change of Control, with such vesting effective immediately before the consummation of such event, or (y) if the Company achieves $250,000 or more of revenue in any fiscal quarter ending after November 28, 2025.

Employment Agreement with Danielle Watson

On October 15, 2021, we entered into an employment agreement with Ms. Watson, effective as of November 4, 2021, who currently has an annual salary of $205,000 and participation in the Company’s equity incentive plan, along with health insurance and other Company benefits. Ms. Watson’s employment with us constitutes “at-will” employment, and therefore is for an unspecified duration and she may terminate her employment at any time, for any reason, with or without cause and with or without notice. Likewise, we may terminate her employment at any time, for any reason, with or without cause and with or without notice. Ms. Watson’s employment agreement contains certain covenants relating to restrictive covenants, such as a non-compete, a non-solicitation covenant restricting her ability to solicit employees of our Company, and the requirement that she devote her full time and attention to the business of our Company.

On December 3, 2025, a total of 15,000 RSUs were granted to Ms. Watson, which shall vest subject to the satisfaction of all of the following conditions with respect to the applicable portion of the RSUs: (i) approval of any amendment or modification to or restatement of the Plan, which, among other things, contemplates the award of these applicable RSUs; and (ii)(x) 1/3rd of the RSUs shall vest on the Initial Vesting Date and (y) thereafter, 1/12th of the Officer RSUs shall vest on each subsequent Additional Initial Vesting Date, such that all of these shares shall fully vest on the three-year anniversary of the grant date, in each case provided that Ms. Watson is continuously employed by and is in good standing with our Company and her employment agreement with our Company is in effect, through each applicable Vesting Date (except as otherwise provided below). 100% of the RSUs shall vest (x) in the event of a Change of Control (as defined in the Plan), with such vesting effective immediately before the consummation of such event, or (y) if the Company achieves $250,000 or more of revenue in any fiscal quarter ending after November 28, 2025.

OTHER INFORMATION

Deadline for Submission of Shareholder Proposals and Nomination of Directors for Next Year’s Annual Meeting

Shareholder Proposals for the 2026 Annual Meeting

You may submit proposals for consideration at future shareholder meetings. For a shareholder proposal to be considered for inclusion in our proxy materials for our 2026 Annual Meeting of Shareholders, the proposal must (i) be delivered to us no later than December 31, 2026 and (ii) comply with all applicable SEC rules and regulations, including Rule 14a-8 of the Exchange Act. Any proposals not received by this deadline will be untimely and not included in our 2026 proxy materials.

Alternatively, under our Bylaws, a shareholder may bring a proposal before our 2026 Annual Meeting of Shareholders, without including the proposal in our proxy materials, if (i) the shareholder provides us notice of the proposal not less than 75 days nor more than 100 days prior to the anniversary date of the immediately preceding annual meeting of shareholders of the Corporation, and (ii) the proposal concerns a matter that may be properly considered and acted upon at the annual meeting in accordance with our Bylaws and corporate governance policies. Any such proposal not received by this deadline will be considered untimely and will not be considered at our 2026 Annual Meeting of Shareholders. Shareholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals. Our bylaws are publicly available in the SEC Filings section of our investor relations/corporate governance website at https://ir.heartsciences.com.

Proposals should be addressed to:

HeartSciences Inc.
550 Reserve Street, Suite 360
Southlake, TX 76092
Attention: Gene Gephart

Nomination of Directors for the 2026 Annual Meeting

You may propose a director nominee for consideration at the next annual meeting of our shareholders by complying with our Bylaws, which provide for a notice that must (i) be delivered to us at our principal executive offices set forth immediately above no earlier than the 90th day prior to April 30, 2027 (the first anniversary of our Annual Meeting of Shareholders) and not later than the 120th day prior to April 30, 2027, (the first anniversary of our Annual Meeting of Shareholders), (ii) provide all information relating to the director nominee that is required to be disclosed in a solicitation of proxies for the election of directors in an election contest, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and (iii) provide the director nominee’s written consent to serve as a director if elected. Shareholders are advised to review our Bylaws with respect to director nominations. These documents are publicly available in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.heartsciences.com/sec-filings.

Participants in the Solicitation

Under applicable regulations of the SEC, directors and certain officers of our Company may be deemed to be “participants” in the solicitation of proxies by our Board of Directors in connection with the Annual Meeting.

Expenses of Solicitation

All costs of solicitations of proxies will be borne by us. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy, e-mail, personal interviews, and other means. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their out-of-pocket expenses in connection therewith.

Annual Report on Form 10-K

An electronic copy of our 2025 Annual Report, as filed with the SEC on July 24, 2025, is available free of charge in the “SEC Filings” section of our investor relations/corporate governance website at https://ir.heartsciences.com/sec-filings, or at our offices at 550 Reserve Street, Suite 360, Southlake, TX 76092, attention: Gene Gephart. Exhibits will be provided upon written request and payment of an appropriate processing fee.

“Householding” of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, banks and other nominees, to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single copy of proxy materials, other than the proxy card, to those shareholders. This process is commonly referred to as “householding.” Your nominee may engage in householding. Through householding, beneficial owners who have the same address and last name will receive only one copy of the proxy materials unless one or more of these owners notifies us or their nominee that they wish to continue receiving individual copies. Beneficial owners who participate in householding will receive separate proxy cards. This procedure will reduce printing costs and postage fees.

To commence or discontinue householding, please notify your broker, bank or other nominee. Alternatively, you may direct such requests in writing to HeartSciences Inc., 550 Reserve Street, Suite 360, Southlake, TX 76092, Attention: Gene Gephart, or by phone at 682-244-2578 Ext. 2024. Individual copies of the proxy materials also may be requested at any time at this same address and telephone number.

Other Matters

Other than as set forth above, the Board of Directors is not aware of any other business that may be brought before the Annual Meeting. If any other matters are properly brought before the Annual Meeting, or any adjournment or postponement thereof, it is the intention of the designated proxy holders, Mr. Simpson and Mr. Hilz, to vote on such matters in accordance with their best judgment.

YOUR VOTE IS IMPORTANT. Accordingly, you are urged to sign and return the accompanying proxy card or voting instruction card, as the case may be, whether or not you plan to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Andrew Simpson
Andrew Simpson Chairman and Chief Executive Officer
Southlake, Texas
March [●], 2026

Appendix A-1-1

HEARTSCIENCES, INC.

2023 EQUITY INCENTIVE PLAN

1.	Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility;

●	to provide additional incentive to Employees, Directors and Consultants; and

●	to promote the success of the Company’s business.

2.	Definitions. As used herein, the following definitions will apply:

(a)	“Administrator” means the Committee.

(b) “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder including, but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Approval Date” has the meaning set forth in Section 23.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Share-Based Awards.

(e) “Award Agreement” means the written or electronic agreement and all amendments thereto setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Beneficial Ownership” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Cause” means, in the absence of an Award Agreement or employment or service agreement with the Participant otherwise defining Cause, (i) a Participant’s conviction of or indictment for any crime (whether or not involving the Company or any Parent or Subsidiary of the Company) (A) constituting a felony or (B) that has, or could reasonably be expected to result in, an adverse impact on the performance of the Participant’s duties to the Company or any Parent or Subsidiary of the Company, or otherwise has, or could reasonably be expected to result in, an adverse impact on the business or reputation of the Company or any Parent or Subsidiary of the Company; (ii) conduct of a Participant, in connection with his employment or service, that has, or could reasonably be expected to result in, material injury to the business or reputation of the Company or any Parent or Subsidiary of the Company; (iii) any material violation of the policies of the Company or any Parent or Subsidiary of the Company including, but not limited to, those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or any Parent or Subsidiary of the Company; (iv) willful neglect in the performance of a Participant’s duties for the Company or any Parent or Subsidiary of the Company or willful or repeated failure or refusal to perform such duties; (v) acts of willful misconduct on the part of a Participant in the course of his employment or service that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Parent or Subsidiary of the Company; (vi) embezzlement, misappropriation or fraud committed by a Participant or at his direction, or with his personal knowledge, in the course of his employment or service, that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Parent or Subsidiary of the Company; or (vii) a Participant’s breach of any material provision of any employment or service agreement that has, or could be reasonably expected to result in, material injury to the reputation or business of the Company or any Parent or Subsidiary of the Company, which breach is not susceptible to cure, or that is not cured within thirty (30) days after the Participant is given written notice of such breach by the Company; provided, however, that if, subsequent to a Participant’s voluntary termination for any reason or involuntary termination by the Company or any Parent or Subsidiary of the Company without Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, upon determination by the Administrator, such Participant’s employment or service shall be deemed to have been terminated for Cause for all purposes under this Plan. In the event there is an Award Agreement or an employment or service agreement with the Participant defining Cause, “Cause” shall have the meaning provided in such agreement, and a termination by the Company or any Parent or Subsidiary of the Company for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or employment or service agreement are complied with. The Administrator shall have the sole discretion to determine whether a Participant has been terminated for Cause.

Appendix A-1-1-1

(i) “Change in Control” means the occurrence of any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person (within the meaning of Section 13(d) of the Exchange Act), or more than one person acting as a group (“Group”), acquires Beneficial Ownership of the stock of the Company that, together with the stock held by such person, constitutes more than thirty percent (30%) of the total voting power of the stock of the Company;

(ii) The consummation of a merger or consolidation of the Company with any other corporation or other entity, or the issuance of voting securities in connection with a merger or consolidation of the Company pursuant to applicable stock exchange requirements; provided that immediately following such merger or consolidation the voting securities of the Company outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity of such merger or consolidation or parent entity thereof) fifty percent (50%) or more of the total voting power of the Company’s stock (or, if the Company is not the surviving entity of such merger or consolidation, fifty percent (50%) or more of the total voting power of the stock of such surviving entity or parent entity thereof);

(iii) during any 12-consecutive month period, the individuals who, at the beginning of such period, constitute the Board (“Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided, however, that except as set forth in this Section 2(i)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 12-month period, shall be deemed to have satisfied such 12-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of, or with the approval of, at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this Section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

(iv) the sale, transfer, or assignment to, or other action by any person of all or substantially all of the Company’s assets and business in one or a series of related transactions.

Appendix A-1-1-2

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation or other entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation; or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

Notwithstanding the foregoing, to the extent an Award or any payment thereunder is considered “deferred compensation” subject to Section 409A of the Code, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in the effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(k) “Committee” means the compensation committee of the Board, unless another duly authorized committee is designated by the Board, in accordance with Section 4 hereof. If there is no compensation committee of the Board and the Board does not designate another committee, references herein to the “Committee” shall refer to the Board.

(l) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(m) “Company” means HeartSciences, Inc. (fka Heart Test Laboratories, Inc.), a Texas corporation, or any successor thereto.

(n) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act. For the avoidance of doubt, a Consultant will include advisory members of the Board.

(o) “Data” means certain personal information about a Participant including, but not limited to, the Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company and details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor.

(p) “Director” means a member of the Board.

(q) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

Appendix A-1-1-3

(r) “Employee” means any person, including Officers and Inside Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the closing sales price for Common Stock as quoted on any established stock exchange or national market system (including without limitation the New York Stock Exchange, the NYSE American or the NASDAQ Stock Market) on which the Common Stock is listed on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be such price on the immediately preceding trading day, unless otherwise determined by the Administrator. In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator utilizing a reasonable application of a reasonable valuation method in accordance with Treasury Regulation §1.409A-1(b)(5)(iv)(B).

The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “Good Reason” means, in the absence of an Award Agreement or employment or service agreement with the Participant otherwise defining Good Reason:

(i) a reduction in Participant’s annual base salary as in effect immediately prior to a Change in Control or as the same may be increased from time to time;

(ii) a change in the principal place of Participant’s employment, as in effect at the time of a Change in Control, to a location more than fifty (50) miles from such principal place of employment, excluding required travel on the Company’s business; or

(iii) the failure by the Company or any successor, without Participant’s consent, to pay to Participant any portion of Participant’s current compensation, or to pay to Participant any portion of any deferred compensation, within ten (10) days of the date any such compensation payment is due.

Notwithstanding the above, an event listed in (i)-(iii) above will only constitute Good Reason if (A) Participant notifies the Board in writing of the underlying circumstances constituting Good Reason within thirty (30) days of the occurrence of the circumstances constituting Good Reason, (B) the Company fails to cure such circumstances within thirty (30) days after receiving written notice thereof, and (C) Participant terminates his or her employment within thirty (30) days after such cure period has expired.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Inside Director” means a Director who is an Employee.

Appendix A-1-1-4

(y) “Nonstatutory Stock Option” means an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means a stock option granted pursuant to the Plan.

(bb) “Other Share-Based Award” means an Award granted pursuant to Section 10 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, dividend rights or dividend equivalent rights or Awards with value and payment contingent upon service with performance of the Company, its Subsidiaries or business units thereof or any other factors designated by the Committee.

(cc) “Outside Director” means a Director who is not an Employee.

(dd) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee) “Participant” means the holder of an outstanding Award.

(ff) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 9.

(gg) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 9.

(hh) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and, therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ii) “Plan” means this 2023 Equity Incentive Plan.

(jj) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(kk) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ll) “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

(mm) “Securities Act” means the Securities Act of 1933, as amended.

(nn) “Service Provider” means an Employee, Director or Consultant.

Appendix A-1-1-5

(oo) “Share” means a share of the Company’s Common Stock, par value $0.001 per share, as adjusted in accordance with Section 13 of the Plan.

(pp) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Reservation of Shares. Subject to the provisions of Section 13 of the Plan and the following sentence, the maximum aggregate number of Shares that may be issued under the Plan is (i) 2,500,000 Shares plus (ii) any Shares subject to options that expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan under this clause (ii) equal to 832,195 Shares. The number of Shares available for issuance under the Plan will be subject to automatic increase on the first day of each Fiscal Year beginning with Fiscal Year beginning May 1, 2024, so that the number of Shares available for issuance under the Plan is equal to the least of:

(i) Twenty five percent (25%) of the total number of shares of all classes of common stock and preferred stock as converted to common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(ii) a lesser number of Shares determined by the Administrator.

Notwithstanding the above, the number of shares available for issuance under Awards that are Incentive Stock Options will be no more than the lesser of (x) the actual maximum aggregate amount of Shares available for issuance as has been adjusted annually pursuant to subsection (A)-(C) or (y) the maximum aggregate number of shares that would be available for issuance if each annual adjustment described above would be pursuant to subsection (C).

(b) Lapsed and Returned Awards. For purposes of determining the number of Shares available for issuance under the Plan:

(i) If any Award expires or is terminated, surrendered or cancelled or otherwise becomes unexercisable without having been exercised in full, is forfeited in whole or in part including, without limitation, any Award which is forfeited to the Company due to failure to vest, then the unvested Shares (or, for Awards other than Options, the forfeited or unused Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated).

(ii) Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are forfeited to the Company, such Shares will become available for future grant under the Plan.

(iii) To the extent an Award under the Plan is settled or paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

(iv) Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of Shares available for issuance under the Plan.

Appendix A-1-1-6

(v) Shares used to pay the Exercise Price of an Award or to satisfy tax withholding related to an Award will become available for future issuance under the Plan.

(vi) Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Administration; Delegation. The Plan shall be administered by the Committee. To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company some or all of its authority under the Plan, including the authority to grant Awards (except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act).

(b) Powers of the Administrator. Subject to the provisions of the Plan and Applicable Law, the Administrator (or its delegate) will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-U.S. laws or for qualifying for favorable tax treatment under applicable non-U.S. laws;

(viii) to modify or amend each Award (subject to Section 19 of the Plan and Applicable Law) including, but not limited to, the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(ix) to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 14 of the Plan;

Appendix A-1-1-7

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to determine the timing and characterization or reason for a Participant’s termination of employment or service with the Company; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(d) Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Share-Based Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted. To the extent that an Option is not designated as an Incentive Stock Option in the Award Agreement, or even if so designated does not qualify, in whole or in part, as an Incentive Stock Option at or subsequent to the date of grant, such Option, or the non-qualifying portion thereof, shall be a Nonstatutory Stock Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

Appendix A-1-1-8

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option:

(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant;

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and Section 409A of the Code.

(ii) Transferability. Notwithstanding as otherwise provided in Section 12, an Incentive Stock Option will not be transferable other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant or his guardian or legal representative.

(iii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iv) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

Appendix A-1-1-9

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement , the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will be forfeited and cancelled. If the Option is not so exercised within the time specified herein, the Option will terminate.

Appendix A-1-1-10

(v) Prohibition on Repricing. Except as otherwise provided in Section 13, without the prior approval of shareholders of the Company: (A) the exercise price of an Option may not be reduced, directly or indirectly, (B) an Option may not be cancelled in exchange for cash, other Awards, or Options with an exercise or base price that is less than the exercise price of the original Option, and (C) the Company may not repurchase an Option for value (in cash or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option is lower than the exercise price per share of the Option.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

Appendix A-1-1-11

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon continued employment or service and/or the achievement of Company-wide, divisional, business unit, or individual goals or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payment in respect of the underlying Shares as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at such times as determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited and cancelled.

9. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued employment or service as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals or any other basis determined by the Administrator in its discretion including, but not limited to, the following:

(i) attainment of research and development milestones; (ii) business divestitures and acquisitions; (iii) cash flow; (iv) cash position; (v) earnings (which may include earnings before interest and taxes, earnings before taxes, and net taxes); (vi) earnings per share; (vii) expenses; (viii) gross margin; (ix) growth in shareholder value relative to the moving average of the S&P 500 Index or another index;(x) new product development; (xi) operating cash flow; (xii) strategic measures; and (xiii) other measures. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, may be based on a ratio or separate calculation of any performance criteria and may be made relative to an index, one or more of the performance goals themselves, a previous period’s results or to a designated comparison group. Relative performance may be measured against a group of peer companies, a financial market index or other acceptable objective and quantifiable indices. If the Administrator determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Administrator may modify the performance objectives or the related level of achievement, in whole or in part, as the Administrator deems appropriate and equitable.

Appendix A-1-1-12

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payment in respect of units/Shares underlying the Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made at such times as determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited and cancelled.

10. Other Share-Based Awards. The Administrator is authorized, subject to limitations under Applicable Law, to grant Other Share-Based Awards. The Administrator shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, broker-assisted cashless exercise or any combination thereof, as the Administrator shall determine; provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.

11. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

Appendix A-1-1-13

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will, by the laws of descent or distribution or to a trust or estate planning vehicle (provided that such trust or estate planning vehicle is approved by the Administrator), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, separation, rights offering, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, or in the event that there are changes in Applicable Laws, regulations or accounting principles, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, subject to compliance with Section 409A of the Code and other Applicable Law, adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the terms and conditions of any outstanding Award and the numerical Share limits in Section 3 of the Plan.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed award agreement between the Service Provider and the Company, or specifically prohibited under applicable laws including, without limitation, Section 409A of the Code, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems:

(i) In the event that (i) with respect to Awards assumed by the surviving entity of the Change in Control (the “Surviving Entity”) or otherwise equitably converted or substituted in connection with a Change in Control, in the event of a Service Provider’s death or Disability or in the event a Service Provider’s employment is terminated by the Surviving Entity (or a Parent or a Subsidiary which is his or her employer) for reasons other than Cause or if a Service Provider voluntarily terminates his or her employment for Good Reason within 24 months following a Change in Control, or (ii) the Plan is terminated by the Surviving Entity or an affiliate of the Surviving Entity following a Change in Control without provision for the continuation of outstanding Awards hereunder or equitable conversion or substitution of such Award in connection with the Change in Control in a manner approved by the Administrator, all Awards which have not otherwise expired shall be Accelerated (as defined below). If, upon a Change in Control, awards in other shares or securities are continued or equitably converted or substituted for outstanding Awards pursuant to Section 13(a), and immediately following the Change in Control the Service Provider becomes employed (if the Service Provider was an employee immediately prior to the Change in Control) by the Surviving Entity or any affiliate of the Surviving Entity, or a successor to the Surviving Entity or any affiliate of the Surviving Entity, the Service Provider shall not be treated as having terminated employment or service for purposes of this Section 13 until such time as the Participant’s employment or service with the Surviving Entity, as applicable, is terminated. The terms of this Section 13 shall apply to all Awards except to the extent that an Award Agreement provides for different treatment (in which case the terms of the Award Agreement shall govern and this Section 13(c) shall not be applicable).

Appendix A-1-1-14

(ii) For purposes of this Section 13(c), Awards of a Service Provider being “Accelerated” means, with respect to such Service Provider:

(A) any and all Options shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term; and

(B) any restriction periods and restrictions imposed on Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Share-Based Awards shall lapse and with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Service Provider or other written agreement between the Service Provider and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

(iii) For the purposes of this Plan, an Award shall be considered assumed by the Surviving Entity or otherwise equitably converted or substituted if following the applicable transaction the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the applicable transaction, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the applicable transaction, the consideration (whether stock, cash or other securities or property) received in the applicable transaction by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the applicable transaction is not solely common stock of the successor or subsidiary, the Administrator may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the applicable transaction. The determination of such substantial equality of value of consideration shall be made by the Administrator in its sole discretion and its determination shall be conclusive and binding

(d) Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, then the Outside Director will fully vest in and have the right to exercise Options as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units Performance Shares, Performance Units and Other Share-Based Awards will lapse, and, with respect to Awards with performance-based vesting, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Outside Director, or other written agreement between the Outside Director and the Company, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

14. Tax.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to the Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes, non-U.S. taxes, or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

Appendix A-1-1-15

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value not in excess of the maximum statutory amount required to be withheld (i.e., net settlement), or (iii) delivering to the Company already- owned Shares having a fair market value not in excess of the maximum statutory amount required to be withheld or (iv) any combination thereof. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c) Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. Notwithstanding anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company (or any Parent or Subsidiary of the Company, as applicable) be liable for or reimburse a Participant for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by any Participant on account of non- compliance with Section 409A of the Code.

15. No Effect on Employment or Service. Neither the Plan nor any Award (nor any vesting schedule contained therein) will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor will they interfere in any way with the Participant’s right or the right of the Company (or any Parent or Subsidiary of the Company) to terminate such relationship at any time, with or without Cause, to the extent permitted by Applicable Laws.

16. No Uniformity of Treatment. No Service Provider, Participant, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Service Providers, Participants, holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of or any contractual right to receive future grants, or benefits in lieu of grants, even if Awards have been granted in the past. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

Appendix A-1-1-16

17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18. Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan and the Administrator may at any time waive any conditions or rights under, amend any terms of, or amend, alter, suspend or terminate any Award granted thereunder, prospectively or retroactively, without the consent of any relevant Participant or beneficiary of an Award, subject to Section 19(b); provided, that to the extent required by the Code or the rules of the New York Stock Exchange, the NYSE-American, the NASDAQ Stock Market, such other exchange upon which the Company’s Common Stock is either quoted or traded, or the SEC, shareholder approval shall be required for any material amendment of this Plan.

(b) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan or any Award will materially adversely impair the rights of any Participant or beneficiary under any Award theretofore granted under the Plan, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company except (x) to the extent any such action is made to cause the Plan to comply with Applicable Law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 22. The Administrator shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 13) affecting the Company, or the financial statements of the Company, or of changes in Applicable Laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Appendix A-1-1-17

21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. federal or state law, any non-U.S. law, or the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22. Forfeiture Events.

(a) All Awards granted under the Plan will be subject to recoupment under any clawback policy that the Company has in place from time to time, including any policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. The Administrator may, to the extent permitted by Applicable Laws and stock exchange rules or by any applicable policy or arrangement, and shall, to the extent required, cancel or require reimbursement of any Awards granted to a Participant or any Shares issued or cash received upon vesting, exercise or settlement of any such Awards or sale of Shares underlying such Awards. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate including, but not limited to a reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 22 is specifically mentioned and waived in an Award Agreement or other document, no recovery of compensation under a clawback policy or otherwise will be an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Subsidiary.

(b) The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but will not be limited to, termination of such Participant’s status as a Service Provider for cause or any specified action or inaction by a Participant, whether before or after the date Participant is no longer a Service Provider, that would constitute cause for termination of such Participant’s status as a Service Provider.

(c) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under securities laws, any Participant who (1) knowingly or through gross negligence engaged in the misconduct or who knowingly or through gross negligence failed to prevent the misconduct or (2) is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, must reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

23. Shareholder Approval. The Plan will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board (the “Approval Date”). Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. In the event that the Plan is not approved by the shareholders of the Company, all outstanding Awards shall be null and void.

Appendix A-1-1-18

24. Miscellaneous.

(a) Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(b) If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

(c) Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(d) No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash or other securities shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(e) Awards may be granted to Participants who are non-United States nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Administrator, be necessary or desirable to recognize differences in local law, tax policy or custom. The Administrator also may impose conditions on the exercise or vesting of Awards in order to minimize the Administrator’s obligation with respect to tax equalization for Participants on assignments outside their home country.

(f) Language. If the Participant receives an Award Agreement or any other document related to the Plan translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version of such Award Agreement or such other document will control.

25. Successors and Assigns. The terms of the Plan shall be binding upon and inure to the benefit of the Company and any assignee or successor entity, including any successor entity contemplated by Section 13(c).

26. Data Protection.

(a)  Personal Data Processing. By participating in the Plan, the Participant understands and acknowledges that it is necessary for the Company, Parent and any of its Subsidiaries and affiliates to collect, use, disclose, hold, transfer and otherwise process certain personal information about the Participant including, but not limited to, the Participant’s Data, or other personal information as described in an Award Agreement or any other grant materials or as otherwise provided to the Company or any Parent, Subsidiary or affiliate for the purpose of implementing, administering and managing the Plan. Any such processing will be carried out in accordance with the Company’s legitimate interest in administering the Plan and using commercially reasonable efforts to comply with applicable data protection laws. A Participant’s failure or refusal to provide or update such Participant’s Data (or to agree to the terms and conditions of the Plan) may result in the Company being unable to administer the Plan in respect of such Participant. A Participant’s Data will be retained by the Company for as long as such Participant holds Awards and/or Shares in the Company, and thereafter, to the extent necessary to fulfill lawful purposes or as long as required by applicable law, which is generally seven (7) years. These purposes include:

(i) administering and maintaining Participant records;

Appendix A-1-1-19

(ii) providing information to the Company or any Parent, Subsidiary or affiliate, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

(iii) providing information to future purchasers or merger partners of the Company or any affiliate, or the business in which the Participant works; and

(iv) transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

(b) Disclosure. The Company may transfer a Participant’s Data amongst its Parent, Subsidiaries or affiliates and service providers, acting as processors or joint data controllers, including any stock plan administrator (the “Stock Plan Administrator”) that is an independent service provider based in the United States assisting the Company with the implementation, administration and management of the Plan. The Stock Plan Administrator may open an account for a Participant to receive and trade Shares. A Participant may be asked to acknowledge, or agree to, separate terms and data processing practices with the Stock Plan Administrator. In the future, the Company may select a different service provider or additional service providers and share Data with such other provider(s) serving the Company in a similar manner.

(c) International Transfer. A Participant’s Data may be transferred from such Participant’s country to other jurisdictions, including the United States. The Participant understands and acknowledges that such jurisdictions might have enacted data privacy laws that are less protective or otherwise different from those applicable in the Participant’s country of residence. The Company shall take reasonable steps to ensure that the Participant’s Data is legally transferred and continues to be adequately protected and securely held. If the Participant’s Data is subject to the data protection laws of the European Economic Area, including the United Kingdom (the “EEA”), the Company shall rely upon an adequate mechanism for the international transfer and subsequent onward transfers of personal data. The Company is certified to the EU-U.S. Privacy Shield Program.

(d) Data Subject Rights. Subject to the nature of the data, the purpose and nature of the processing, and any lawful bases of the Company, the Participant understands that he or she may have a number of rights under data privacy laws in the Participant’s jurisdiction. Subject to the conditions set out in the applicable law and depending on where the Participant is based, such rights may include the right to (i) request access to or copies of Data processed by the Company, (ii) rectification of incorrect Data, (iii) deletion of Data, (iv) restrictions on the processing of Data, (v) object to the processing of Data for legitimate interests, (vi) portability of Data, (vii) lodge complaints with competent authorities in the Participant’s jurisdiction, and/or (viii) receive a list with the names and addresses of any potential recipients of the Participant’s Data. To receive clarification regarding these rights or to exercise these rights, the Participant may contact the Company.

(e) Data Controller. The data controller is HeartSciences, located at, United States of America, can be contacted at 550 Reserve Street, Suite 360, Southlake, Texas 76092.

27. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Awards granted under the Plan or future Awards that may be granted under the Plan by electronic means or request the Participant’s consent to participate in the Plan by electronic means. By participating in the Plan, the Participant consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

28. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Texas, without application of the conflicts of law principles thereof.

Appendix A-1-1-20

Appendix A-1-2

AMENDMENT NO. 1 TO THE HEART TEST LABORATORIES, INC.

2023 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors and shareholders of Heart Test Laboratories, Inc. (the “Company”) have previously adopted the Heart Test Laboratories, Inc. 2023 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to Section 3(a) of the Plan, an initial total of two million five hundred thousand (2,500,000) shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), are currently reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares currently issuable under the Plan by six million (6,000,000) to eight million five hundred thousand (8,500,000) shares, including shares previously issued thereunder;

WHEREAS, the Company desires to make certain other changes to the Plan as more fully discussed below, and Section 19 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein; and

WHEREAS, this Amendment No. 1 to the Plan is proposed to be approved by the Company’s 2024 Annual Meeting of Shareholders.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1. Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Reservation of Shares. Subject to the provisions of Section 13 of the Plan and the following sentence, the maximum aggregate number of Shares that may be issued under the Plan is (i) 8,500,000 Shares plus (ii) any Shares subject to options that expire or otherwise terminate without having been exercised in full, are tendered to or withheld by the Company for payment of an exercise price or for tax withholding obligations, or are forfeited to or repurchased by the Company due to failure to vest, with the maximum number of Shares to be added to the Plan under this clause (ii) equal to 832,195 Shares. The number of Shares available for issuance under the Plan will be subject to automatic increase on the first day of each Fiscal Year beginning with Fiscal Year beginning May 1, 2024, so that the number of Shares available for issuance under the Plan is equal to the least of:

(i) Twenty five percent (25%) of the total number of shares of all classes of common stock and preferred stock as converted to common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(ii) a lesser number of Shares determined by the Administrator.

Notwithstanding the above, the number of shares available for issuance under Awards that are Incentive Stock Options will be no more than the lesser of (x) the actual maximum aggregate amount of Shares available for issuance as has been adjusted annually pursuant to subsection (A)-(C) or (y) the maximum aggregate number of shares that would be available for issuance if each annual adjustment described above would be pursuant to subsection (C).”

2. In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

Appendix A-1-2-1

IN WITNESS WHEREOF, the Company has executed this Amendment No. 1 to the Company’s 2023 Equity Incentive Plan as of November 27, 2023.

HEART TEST LABORATORIES, INC.

By:	/s/ Andrew Simpson
Name:	Andrew Simpson
Title:	CEO

Appendix A-1-2-2

Appendix A-1-3

AMENDMENT NO. 2 TO THE HEARTSCIENCES INC.
2023 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors and shareholders of HeartSciences Inc. (the “Company”) have previously adopted the HeartSciences Inc. 2023 Equity Incentive Plan (the “Plan”);

WHEREAS, on May 17, 2024, the Corporation effected a 1-for-100 reverse stock split (the “Reverse Stock Split”) of its outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), thereby causing the number of shares of Common Stock issuable under the Plan to be eighty-five thousand (85,000) shares;

WHEREAS, pursuant to Section 3(a) of the Plan, a total of: (i) eighty five thousand (85,000) shares of Common Stock; and (ii) 303,179 shares of Common Stock, which is twenty-five percent (25%) of the total number of shares of all classes of common stock and preferred stock, as converted to common stock of the Company outstanding on the last day of the 2025 fiscal year (the “Evergreen Shares”) issuable under the Plan, are currently reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares of Common Stock issuable under the Plan from eighty five thousand (85,000) plus the Evergreen Shares collectively, to one million (1,000,000) shares, including shares previously issued thereunder; and

WHEREAS, the Company desires to make certain other changes to the Plan as more fully discussed below, and Section 19 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1. Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Reservation of Shares. Subject to the provisions of Section 13 of the Plan and the following sentence, the maximum aggregate number of Shares that may be issued under the Plan is 1,000,000 Shares. The number of Shares available for issuance under the Plan will be subject to automatic increase on the first day of each Fiscal Year beginning with Fiscal Year beginning May 1, 2026, so that the number of Shares available for issuance under the Plan is equal to the least of:

(i) Twenty five percent (25%) of the total number of shares of all classes of common stock and preferred stock as converted to common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(ii) a lesser number of Shares determined by the Administrator.”

2. Section 19 of the Plan is hereby amended and restated in its entirety to read as follows:

“Amendment and Termination of the Plan.

(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company will obtain shareholder approval of the Plan and any Plan amendment to the extent necessary or desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan or any Award will materially adversely impair the rights of any Participant or beneficiary under any Award theretofore granted under the Plan, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company except (x) to the extent any such action is made to cause the Plan to comply with Applicable Law, stock market or exchange rules and regulations or accounting or tax rules and regulations, or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 22. The Administrator shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 13) affecting the Company, or the financial statements of the Company, or of changes in Applicable Laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.”

3. Section 23 of the Plan is hereby amended and restated in its entirety to read as follows:

“Shareholder Approval. The Plan (or any material amendment thereof) will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that shareholder approval is not obtained within twelve (12) months after the date the Plan (or any material amendment thereof) is adopted by the Board, all Incentive Stock Options granted under the Plan shall be deemed to be Nonstatutory Stock Options and shall continue to be in effect. Notwithstanding any other provisions of the Plan, any Awards made under the Plan shall continue to be in effect irrespective of shareholder approval.”

In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

Appendix A-1-3-1

IN WITNESS WHEREOF, the Company has executed this Amendment No. 2 to the Company’s 2023 Equity Incentive Plan as of July 9, 2025.

HEARTSCIENCES INC.

By:	/s/ Andrew Simpson
Name:	Andrew Simpson
Title:	Chief Executive Officer

Appendix A-1-3-2

Appendix A-1-4

AMENDMENT NO. 3 TO THE HEARTSCIENCES INC.
2023 EQUITY INCENTIVE PLAN

WHEREAS, the Board of Directors and shareholders of HeartSciences Inc. (the “Company”) have previously adopted the HeartSciences Inc. 2023 Equity Incentive Plan (as amended, the “Plan”);

WHEREAS, on May 17, 2024, the Corporation effected a 1-for-100 reverse stock split (the “Reverse Stock Split”) of its outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), thereby causing the number of shares of Common Stock issuable under the Plan to be eighty-five thousand (85,000) shares;

WHEREAS, on July 9, 2025, the Company increased the number of shares of Common Stock issuable under the Plan from eighty five thousand (85,000) plus the Evergreen Shares (as defined below) collectively to one million (1,000,000) shares, including shares previously issued thereunder;

WHEREAS, pursuant to Section 3(a) of the Plan, currently a total of: (i) one million (1,000,000) shares of Common Stock; and (ii) such number of shares of Common Stock, which is twenty-five percent (25%) of the total number of shares of all classes of common stock and preferred stock, as converted to common stock of the Company outstanding on the last day of the 2025 fiscal year (the “Evergreen Shares”) issuable under the Plan, are currently reserved for issuance under the Plan;

WHEREAS, the Company desires to increase the number of shares of Common Stock issuable under the Plan from one million (1,000,000) plus the Evergreen Shares collectively, to one million two hundred fifty thousand (1,250,000) shares plus such number of shares of Common Stock, which is twenty five percent (25%) of the total number of shares of all classes of common stock and preferred stock, as converted to common stock of the Company outstanding on the last day of the applicable fiscal year, including shares previously issued thereunder; and

WHEREAS, the Company desires to make certain other changes to the Plan as more fully discussed below, and Section 19 of the Plan permits the Company to amend the Plan from time to time, subject to certain limitations specified therein.

NOW, THEREFORE, the following amendments and modifications are hereby made a part of the Plan:

1. Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“(a) Reservation of Shares. Subject to the provisions of Section 13 of the Plan and the following sentence, the maximum aggregate number of Shares that may be issued under the Plan is one million two hundred fifty thousand (1,250,000) Shares. The number of Shares available for issuance under the Plan will be subject to automatic increase on the first day of each Fiscal Year beginning with Fiscal Year beginning May 1, 2026, so that the number of Shares available for issuance under the Plan is equal to the least of:

(i) Twenty five percent (25%) of the total number of shares of all classes of common stock and preferred stock as converted to common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, and

(ii) a lesser number of Shares determined by the Administrator.”

2. Section 23 of the Plan is hereby amended and restated in its entirety to read as follows:

“Shareholder Approval. The Plan (or any material amendment thereof) will be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws, including without limitation Section 422 of the Code. In the event that shareholder approval is not obtained within twelve (12) months after the date the Plan (or any material amendment thereof) is adopted by the Board, all Incentive Stock Options granted under the Plan shall be deemed to be Nonstatutory Stock Options and shall continue to be in effect. Notwithstanding any other provisions of the Plan, any Awards made under the Plan shall continue to be in effect irrespective of shareholder approval, unless otherwise provided by the applicable award agreement.”

In all other respects, the Plan, as amended, is hereby ratified and confirmed and shall remain in full force and effect.

Appendix A-1-4-1

IN WITNESS WHEREOF, the Company has executed this Amendment No. 3 to the Company’s 2023 Equity Incentive Plan as of November 28, 2025.

HEARTSCIENCES INC.

By:	/s/ Andrew Simpson
Name:	Andrew Simpson
Title:	Chief Executive Officer

Appendix A-1-4-2

APPENDIX B

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF

HEARTSCIENCES INC.

Pursuant to the provisions of the Texas Business Organizations Code, as amended (the “TBOC”), including Section 3.053, and the Bylaws, as amended and restated, of HeartSciences Inc., a Texas for-profit corporation (the “Corporation”), the Corporation hereby adopts this Certificate of Amendment (this “Certificate of Amendment”) to the Amended and Restated Certificate of Formation of the Corporation (the “Amended and Restated Certificate”).

SECTION ONE

ENTITY INFORMATION

The name of the Corporation is HeartSciences Inc., and it is a Texas for-profit corporation. The Corporation’s date of formation is August 16, 2007, and its assigned file number is 800859060.

SECTION TWO

AMENDMENT

This Certificate of Amendment amends and restates Article Ten of the Amended and Restated Certificate to read as follows:

“ARTICLE TEN

Limitation on Liability of Directors and Officers

To the fullest extent permitted by the laws of the State of Texas as the same exist or may hereafter be amended, a director or an officer of the Corporation will not be liable to the Corporation or its shareholders for monetary damages for any act or omission in the director’s capacity as a director or in an officer’s capacity as an officer. Any repeal, amendment or modification of this Article will not increase the personal liability or alleged liability of any director or officer of the Corporation for any act, omission or occurrence taking place before such repeal, amendment or modification, or adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal, amendment or modification. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director or officer by the Corporation for any liability of a director or officer that has not been eliminated by the provisions of this Article.”

SECTION THREE

STATEMENT OF APPROVAL

The amendment set forth in this Certificate of Amendment has been approved in the manner required by the TBOC and by the governing documents of the Corporation.

SECTION FOUR

EFFECTIVENESS OF FILING

This Certificate of Amendment shall become effective when it is filed by the Corporation with the Secretary of State of the State of Texas.

SECTION FIVE

EXECUTION

The undersigned signs this Certificate of Amendment subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the Corporation to execute this Certificate of Amendment.

[Signature Page Follows]

Appendix B-1

IN WITNESS WHEREOF, I have hereunto set my hand, this __th day of ______, 2026.

HEARTSCIENCES INC.

By:
Name:	Andrew Simpson
Title:	President and Chief Executive Officer

[Signature Page to Certificate of Amendment]

Appendix B-2